UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Paul J. Smith	Mark Greer
One State Farm Plaza	Stradley Ronon Stevens & Young, LLP
Bloomington, Illinois 61710-0001	191 North Wacker Dr, Suite 1601
Chicago, Illinois 60606
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2020

Date of reporting period: 11/30/2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge upon request at 1-800-447-0740 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year and as an exhibit to its report on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at sec.gov. The Funds make the information on Form N-PORT available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or by calling 1-800-447-0740.

Compensation Deduction or Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with compensation deduction (agent/employee only) or an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin compensation deduction or an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for compensation deduction by going on the State Farm intranet or signing up for AIP by calling 1-800-447-0740 for assistance.

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-0740

statefarm.com

[1]	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2020, for the State Farm Associates’ Funds Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Market Review

During the 2020 fiscal year, U.S. equity and fixed income markets both experienced positive total returns.

The table below shows annual total returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2020.

Annual Total Returns (as of November 30, 2020)[3]
Annual Total Returns
Fund	1-year
State Farm Growth Fund	12.96%
Benchmark: S&P 500 Index	17.46%

State Farm Balanced Fund	11.31%
Benchmark: Blended benchmark*	13.69%

State Farm Interim Fund	4.02%
Benchmark: Bloomberg Barclays 1-5 Year U.S. Treasury Index	4.44%

State Farm Municipal Bond Fund	5.40%
Benchmark: Bloomberg Barclays 7-Year Municipal Bond Index	4.99%

*	60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. It is not possible to invest directly in an index.

After beginning the 12-month timeframe with a calendar year-end rally that saw all-time highs, U.S. equities (as represented by the S&P 500 Index, or the “Index”) fell sharply in the first half of the period, before staging a series of uneven advances to finish with a 17.46% total return, including dividends. While the global Covid-19 pandemic, historic unemployment rates and a slowdown in economic growth have dominated the headlines during the year, an over $2 trillion fiscal stimulus package, Federal Reserve (the “Fed”) rate cuts to near zero, and better-than-expected vaccine news have supported an equity advance.

[1]	Investing involves risk, including potential for loss.

[2]	Asset allocation does not assure a profit or protect against loss.

[3]

Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/ Credit Index. The Bloomberg Barclays Intermediate Gov/Credit Index contains approximately 5,307 U.S. Treasury, corporate and other securities with an average maturity of about 4.47 years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index return provided by Bloomberg. The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 7-Year Municipal Bond Index return provided by Bloomberg. The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

During the first half of the time period it was a tale of two markets, generally distinguished by pre-Covid-19 (December, January and February) and during Covid-19 (March, April and May). In December, the equity market continued to climb as it closed out the broad-based calendar year rally, supported by positive U.S. labor market data and reduced uncertainty surrounding U.S.-China trade disputes. By mid-January, initial concerns over the Covid-19 outbreak in China started to slow investor optimism, spurring a brief sell-off before markets rallied again, posting several days of record highs. Following a short-lived rebound in early March, stocks fell dramatically as the U.S. and other countries imposed lockdowns on business and social activities. After reaching what was then an all-time high on February 19, the Index dropped by -34% through March 23, and entered bear market territory in the shortest amount of time (16 trading days) in history. However, the passage of the Coronavirus Aid Relief and Economic Security (CARES) Act at the end of March – as well as additional monetary policy measures – helped ease investors’ concerns. The Index surged into April and after a brief retreat, made an uneven climb through the month, supported by the stimulus packages and positive news related to the development of treatments and vaccines to combat Covid-19, logging a 13% increase in April – its best one-month return since January 1987.

Despite the slowing effects of the lockdowns and the accompanying economic uncertainty, stocks continued to rebound through the second quarter, led mostly by technology-themed shares whose companies were poised to benefit from the shelter-in-place restrictions and due in part to investors looking for alternate investment opportunities because of low interest rates. The Index rallied nearly 21% from the beginning of April through June, posting its biggest quarterly gain since the last three months of 1998. On the tailwind of investor optimism regarding the expected speed of economic recovery, stocks continued their upward trend in July and August as the Index returned to positive territory for the fiscal year. However, election uncertainty coupled with fading hopes for additional fiscal stimulus softened investor sentiment and cast a cloud over the equity market throughout September and October, with the Index dropping -3.8% and -2.7%, respectively, during those months. November, however, proved to be a turning point, as U.S. equities closed the period with relatively hefty gains, returning 11% for the month to cap off a roller-coaster fiscal year. The announcements of three potential vaccines that showed signs of being effective against the virus – along with more certainty around the outcome of the presidential election – drove a risk-on mood in markets and added fuel to the post-U.S. election rally. This helped eclipse worries about the near-term economic outlook and boosted the prospects for cyclical stocks, which had trailed the more growth-oriented technology shares throughout the year.

As represented by the S&P 500 Index in the chart below, U.S. equities began the period ascending before falling to a period low of 2,237 on March 23. The Index then staged a series of uneven climbs before reaching a new historical and period closing price high of 3,638 on November 27, before ultimately finishing the month at 3,621.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

Among the major fixed income indices, the Bloomberg Barclays 1-5 Year Treasury Index and the Bloomberg Barclays 7-Year Municipal Bond Index posted total returns of 5.28% and 7.63%, respectively, as yields fell and bond prices rose over the 12-month timeframe. Both short-term (3-month) and longer-term (10-year) U.S. Treasury yields declined over the period.4

Yields remained relatively flat for the first quarter of the time period before the onset of the pandemic and related lockdowns. After closing February at 1.14% – the lowest 10-year yield since the government began offering bonds in 1790 – that yield continued its freefall in March, setting multiple historic lows along the way. Likewise, the yield on the 3-month bill plunged in March, bottoming out near 0%. The decreases were generally attributed to two key factors: An increase in demand as investors sought relative safe havens amid the market turbulence, and stimulus measures introduced by the federal government. The central bank made two emergency rate cuts in the first half of March, initially reducing the federal funds rate by 0.5% to a range of 1% to 1.25%, and again by a full 1.0% to a range of 0% to 0.25% – matching the lowest level in history. Subsequently, the federal government began deploying a multi-trillion dollar stimulus effort to help stabilize markets and provide adequate access to credit during the economic downturn, while the Fed also performed quantitative easing through the purchase of bonds, helping to keep interest rates relatively lower.

With the unprecedented fiscal and monetary responses acting as a tailwind, optimism increased in the second half of the time period, as bond investors recognized a growing likelihood of economic recovery and even inflation. Consequently, interest rates rose and the yield curve steepened, with the 10-year note experiencing 17- and 19-basis point rises in August and October, respectively. Government bond yields were volatile during the final month of the period, with the 10-year yield registering large daily changes around the time of the U.S. election and news on vaccines. By November 30, the 10-year U.S. Treasury yield (0.84%) was 76 basis points higher than the 3-month U.S. Treasury bill (0.08%), as compared to a spread of just 19 basis points at the beginning of the period (1.78% vs. 1.59%).

In the municipal bond market, investment flows were positive in January and February. However, as participants reacted to the growing pandemic, a rush to cash fueled two consecutive weeks of outflows during March. In addition, the rising economic uncertainty led to a decline in new supply, as issuers sought to gauge the impact of mandated shutdowns and pandemic-related costs. Consequently,

[4]

Source: The U.S. Department of the Treasury. A 10-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 10 years and that pays interest every six months. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

municipal bond prices fell during March, resulting in negative returns for the first quarter of 2020 before the municipal market regained some normalcy in April. Outflows slowed early in the month and temporarily turned positive as investors were encouraged by the federal stimulus programs and enticed by relative bargain prices. Municipal bonds ultimately rallied in May and returned to pre-pandemic levels as investors reengaged in the market, helping the asset class outperform Treasuries during May as the general municipal bond market posted its best monthly performance since 2009 and pushed the return for the Bloomberg Barclays 7-Year Municipal Bond Index back into positive territory for the time period. With investors continuing to seek income in a relatively low-yield fixed-income environment, municipal bond prices generally increased during the latter half of the fiscal year, lifting the 7-Year Municipal Bond Index’s six-month return for the period ending November 30 to 2.9%, compared with the 2.07% return that index logged during the period’s first-half.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

After beginning the 12-month timeframe with a calendar year-end rally that saw all-time highs, U.S. equities (as represented by the S&P 500 Index, or the “Index”) fell sharply in the first half of the period, before staging a series of uneven advances to finish with a 17.46% total return, including dividends. While the global Covid-19 pandemic, historic unemployment rates and a slowdown in economic growth dominated the headlines during the year, an over $2 trillion fiscal stimulus package, Federal Reserve (the “Fed”) rate cuts to near zero, and better-than-expected vaccine news have supported an equity advance.

During the first half of the time period it was a tale of two markets, generally distinguished by pre-Covid-19 (December, January and February) and during Covid-19 (March, April and May). In December, the equity market continued to climb as it closed out the broad-based calendar year rally, supported by positive U.S. labor market data and reduced uncertainty surrounding U.S.-China trade disputes. By mid-January, initial concerns over the Covid-19 outbreak in China started to slow investor optimism, spurring a brief sell-off before markets rallied again, posting several days of record highs. Following a short-lived rebound in early March, stocks fell dramatically as the U.S. and other countries imposed lockdowns on business and social activities. After reaching what was then an all-time high on February 19, the Index dropped by -34% through March 23, and entered bear market territory in the shortest amount of time (16 trading days) in history. However, the passage of the Coronavirus Aid Relief and Economic Security (CARES) Act at the end of March – as well as additional monetary policy measures – helped ease investors’ concerns. The Index surged into April and after a brief retreat, made an uneven climb through the month, supported by the stimulus packages and positive news related to the development of treatments and vaccines to combat Covid-19, logging a 13% increase in April – its best one-month return since January 1987.

Despite the slowing effects of the lockdowns and the accompanying economic uncertainty, stocks continued to rebound through the second quarter, led mostly by technology-themed shares whose companies were poised to benefit from the shelter-in-place restrictions and due in part to investors looking for alternate investment opportunities because of low interest rates. The Index rallied nearly 21% from the beginning of April through June, posting its biggest quarterly gain since the last three months of 1998. On the tailwind of investor optimism regarding the expected speed of economic recovery, stocks continued their upward trend in July and August as the Index returned to positive territory for the fiscal year. However, election uncertainty coupled with fading hopes for additional fiscal stimulus softened investor sentiment and cast a cloud over the equity market throughout September and October, with the Index dropping -3.8% and -2.7%, respectively, during those months. November, however, proved to be a turning point, as U.S. equities closed the period with relatively hefty gains, returning 11% for the month to cap off a roller-coaster fiscal year. The announcements of three potential vaccines that showed signs of being effective against the virus – along with more certainty around the outcome of the presidential election – drove a risk-on mood in markets and added fuel to the post-U.S. election rally. This helped eclipse worries about the near-term economic outlook and boosted the prospects for cyclical stocks, which had trailed the more growth-oriented technology shares throughout the year.

The total return for the S&P 500 Index was 17.46% for the 12-month reporting period. This performance reflected a decrease in corporate earnings per share for the S&P 500 Index companies of approximately -19%, an increase in the price/earnings valuation of the S&P 500 Index of approximately 43%, and a dividend return of approximately 1.5%. Within the U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 32% versus 0.99% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the shelter-in-place restrictions relative to their value-oriented peers.1

Within commodities, oil prices began December 2019 at around $55 per barrel and ranged between approximately $6 to $65/barrel before ending at around $45/barrel, a decrease of approximately -18%. Beginning the period at around $1,472 per troy ounce, gold

[1]

The S&P 500 Growth Index is a capitalization-weghted measure of growth oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with higher price price-to-book ratios and higher expected growth values. The S&P 500 Value Index is a capitalization-weighted measure of value-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with lower price-to-book ratios and lower expected growth values.

traded between approximately $1,450 and $2,089/oz., before ending November 2020 at around $1,781/oz., an increase of approximately 21%. In currency markets, the U.S. dollar depreciated approximately 8% against the euro and approximately 3% versus the British pound, closing November 2020 at $1.20/euro and $1.34/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2020. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 9 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2020, the State Farm Growth Fund experienced a total return of 12.96% after expenses, compared to a 17.46% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/20	12/1/19 to 11/30/20 Total Return %
Apple Inc.	Computers	10.5%	80%
Microsoft Corp.	Computer Software & Services	4.2%	43%
ASML Holding NV NY Reg. Shares	Machinery & Manufacturing	2.7%	63%
Alphabet Inc. Class A	Computer Software & Services	3.4%	35%
Walmart Inc.	Retailers	3.5%	31%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/20	12/1/19 to 11/30/20 Total Return %
Exxon Mobil Corp.	Oil & Gas	1.7%	-40%
Wells Fargo & Co.	Banks	1.2%	-48%
Chevron Corp.	Oil & Gas	1.6%	-21%
Royal Dutch Shell PLC Class B	Oil & Gas	0.6%	-39%
AT&T Inc.	Telecom & Telecom Equipment	1.1%	-18%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/20	12/1/19 to 11/30/20 Total Return %
Apple Inc.	Computers	10.5%	80%
Walt Disney Co., The	Media & Broadcasting	6.9%	-2%
Johnson & Johnson	Health Care	6.2%	8%
Procter & Gamble Co., The	Consumer & Marketing	4.2%	17%
Microsoft Corp.	Computer Software & Services	4.2%	43%
Air Products & Chemicals Inc.	Chemicals	4.0%	21%
Walmart Inc.	Retailers	3.5%	31%
Caterpillar Inc.	Machinery & Manufacturing	3.5%	24%
Alphabet Inc. Class A	Computer Software & Services	3.4%	35%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.0%	20%

The State Farm Growth Fund’s portfolio turnover rate for the 1-year period was 0.0%. However, portfolio investments were sold throughout the year in order to fund shareholder redemptions. During the first quarter, the portfolio disposed of its entire positions in Novo Nordisk and Reckitt Benckiser, while also selling off part of its position in Union Pacific. The Growth Fund sold more of its position in Union Pacific in the second quarter before disposing of the rest of that holding during the third quarter, when it also sold part of its holding in Emerson Electric. The portfolio ended the period selling some of its positions in multiple companies including: South32, Royal Dutch Shell, Schlumberger, Emerson Electric, Nestle, Unilever and Novozymes, as well as executing a complete sales of Croda, South32 and Royal Dutch Shell PLC – ADR shares. Also during the fourth quarter, portfolio holding Pfizer completed a spin-off for which the Fund received shares in a newly-formed company, Viatris.

There were 65 holdings in the Fund totaling approximately $5.8 billion in assets at the end of the reporting period, compared to 70 holdings and approximately $5.5 billion in assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2019, through November 30, 2020, 48 of the stocks in the portfolio, accounting for over 82% of the Fund’s total net assets, increased their dividends in local currency terms.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareholders with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

After beginning the 12-month timeframe with a calendar year-end rally that saw all-time highs, U.S. equities (as represented by the S&P 500 Index, or the “Index”) fell sharply in the first half of the period, before staging a series of uneven advances to finish with a 17.46% total return, including dividends. While the global Covid-19 pandemic, historic unemployment rates and a slowdown in economic growth dominated the headlines during the year, an over $2 trillion fiscal stimulus package, Federal Reserve (the “Fed”) rate cuts to near zero, and better-than-expected vaccine news have supported an equity advance.

During the first half of the time period it was a tale of two markets, generally distinguished by pre-Covid-19 (December, January and February) and during Covid-19 (March, April and May). In December, the equity market continued to climb as it closed out the broad-based calendar year rally, supported by positive U.S. labor market data and reduced uncertainty surrounding U.S.-China trade disputes. By mid-January, initial concerns over the Covid-19 outbreak in China started to slow investor optimism, spurring a brief sell-off before markets rallied again, posting several days of record highs. Following a short-lived rebound in early March, stocks fell dramatically as the U.S. and other countries imposed lockdowns on business and social activities. After reaching what was then an all-time high on February 19, the Index dropped by -34% through March 23, and entered bear market territory in the shortest amount of time (16 trading days) in history. However, the passage of the Coronavirus Aid Relief and Economic Security (CARES) Act at the end of March – as well as additional monetary policy measures – helped ease investors’ concerns. The Index surged into April and after a brief retreat, made an uneven climb through the month, supported by the stimulus packages and positive news related to the development of treatments and vaccines to combat Covid-19, logging a 13% increase in April – its best one-month return since January 1987.

Despite the slowing effects of the lockdowns and the accompanying economic uncertainty, stocks continued to rebound through the second quarter, led mostly by technology-themed shares whose companies were poised to benefit from the shelter-in-place restrictions and due in part to investors looking for alternate investment opportunities because of low interest rates. The Index rallied nearly 21% from the beginning of April through June, posting its biggest quarterly gain since the last three months of 1998. On the tailwind of investor optimism regarding the expected speed of economic recovery, stocks continued their upward trend in July and August as the Index returned to positive territory for the fiscal year. However, election uncertainty coupled with fading hopes for additional fiscal stimulus softened investor sentiment and cast a cloud over the equity market throughout September and October, with the Index dropping -3.8% and -2.7%, respectively, during those months. November, however, proved to be a turning point, as U.S. equities closed the period with relatively hefty gains, returning 11% for the month to cap off a roller-coaster fiscal year. The announcements of three potential vaccines that showed signs of being effective against the virus – along with more certainty around the outcome of the presidential election – drove a risk-on mood in markets and added fuel to the post-U.S. election rally. This helped eclipse worries about the near-term economic outlook and boosted the prospects for cyclical stocks, which had trailed the more growth-oriented technology shares throughout the year.

The total return for the S&P 500 Index was 17.46% for the 12-month reporting period. This performance reflected a decrease in corporate earnings per share for the S&P 500 Index companies of approximately -19%, an increase in the price/earnings valuation of the S&P 500 Index of approximately 43%, and a dividend return of approximately 1.5%. Within the U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 32% versus 0.99% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the shelter-in-place restrictions relative to their value-oriented peers.

Bond markets, as represented by the Bloomberg Barclays Intermediate Government/Credit Index, generated a total return of 6.35% during the 12-month reporting period. The performance of this index was comprised of the Intermediate Government-portion (60.2% Index weighting), which generated a total return of 5.67% and the Intermediate Credit-portion (39.8% Index weighting), which posted a total return of 7.0%. The total return of the Intermediate Government-portion was comprised of a price return of 3.76% and a coupon return of 1.91%; meanwhile, the total return of the Intermediate Credit-portion was comprised of a price return of 3.82% and a coupon return of 3.17%.1

[1]	Source: Barclays Live®

Both short-term (3-month) and longer-term (10-year) U.S. Treasury yields declined over the period. Yields remained relatively flat for the first quarter of the time period before the onset of the pandemic and related lockdowns. After closing February at 1.14% – the lowest 10-year yield since the government began offering bonds in 1790 – that yield continued its freefall in March, setting multiple historic lows along the way. Likewise, the yield on the 3-month bill plunged in March, bottoming out near 0%. The decreases were generally attributed to two key factors: An increase in demand as investors sought relative safe havens amid the market turbulence, and stimulus measures introduced by the federal government. The central bank made two emergency rate cuts in the first half of March, initially reducing the federal funds rate by 0.5% to a range of 1% to 1.25%, and again by a full 1.0% to a range of 0% to 0.25% – matching the lowest level in history. Subsequently, the federal government began deploying a multi-trillion dollar stimulus effort to help stabilize markets and provide adequate access to credit during the economic downturn, while the Fed also performed quantitative easing through the purchase of bonds, helping to keep interest rates relatively lower.

With the unprecedented fiscal and monetary responses acting as a tailwind, optimism increased in the second half of the time period, as bond investors recognized a growing likelihood of economic recovery and even inflation. Consequently, interest rates rose and the yield curve steepened, with the 10-year note experiencing 17- and 19-basis point rises in August and October, respectively. Government bond yields were volatile during the final month of the period, with the 10-year yield registering large daily changes around the time of the U.S. election and news on vaccines. By November 30, the 10-year U.S. Treasury yield (0.84%) was 76 basis points higher than the 3-month U.S. Treasury bill (0.08%), as compared to a spread of just 19 basis points at the beginning of the period (1.78% vs. 1.59%).

Within commodities, oil prices began December 2019 at around $55 per barrel and ranged between approximately $6 to $65/barrel before ending at around $45/barrel, a decrease of approximately -18%. Beginning the period at around $1,472 per troy ounce, gold traded between approximately $1,450 and $2,089/oz., before ending November 2020 at around $1,781/oz., an increase of approximately 21%. In currency markets, the U.S. dollar depreciated approximately 8% against the euro and approximately 3% versus the British pound, closing November 2020 at $1.20/euro and $1.34/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2020. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2020, the State Farm Balanced Fund experienced a total return of 11.31% after expenses. The total return of the blended benchmark was 13.69% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all-equity benchmark S&P 500 Index was 17.46%, while the fixed income benchmark Bloomberg Barclays Intermediate Government/Credit Index had a total return of 6.35% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Bloomberg Barclays Intermediate Government/Credit Index contains 5,307 U.S. Treasury, corporate and other securities with an average maturity of about 4.40 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Bloomberg Barclays Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses.It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (69.00% of total net assets at the end of the period)

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund within the equity portion.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/20	12/1/19 to 11/30/20 Total Return %
Apple Inc.	Computers	6.7%	80%
Microsoft Corp.	Computer Software & Services	3.2%	43%
Alphabet Inc. Class A	Computer Software & Services	2.8%	35%
ASML Holding NV NY Reg. Shares	Machinery & Manufacturing	1.6%	63%
Air Products & Chemicals Inc.	Chemicals	2.9%	21%

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/20	12/1/19 to 11/30/20 Total Return %
Wells Fargo & Co.	Banks	0.9%	-48%
Exxon Mobil Corp.	Oil & Gas	0.9%	-40%
Chevron Corp.	Oil & Gas	1.1%	-21%
Royal Dutch Shell PLC ADR Class A	Oil & Gas	0.3%	-38%
AT&T Inc.	Telecom & Telecom Equipment	0.7%	-18%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/20	12/1/19 to 11/30/20 Total Return %
Walt Disney Co., The	Media & Broadcasting	7.0%	-2%
Apple Inc.	Computers	6.7%	80%
Microsoft Corp.	Computer Software & Services	3.2%	43%
Procter & Gamble Co., The	Consumer & Marketing	2.9%	17%
Air Products & Chemicals Inc.	Chemicals	2.9%	21%
Alphabet Inc. Class A	Computer Software & Services	2.8%	35%
Johnson & Johnson	Health Care	2.7%	8%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.1%	20%
Caterpillar Inc.	Machinery & Manufacturing	2.0%	24%
Walmart Inc.	Retailers	1.9%	31%

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 0.0%. However, portfolio investments were sold throughout the year in order to fund shareowner redemptions. During the second quarter the portfolio disposed of its entire position in Lee Enterprises, and in the third quarter the portfolio disposed of its entire positions in Novo-Nordisk, Reckitt Benckiser, and Berkshire Hathaway Class A & B shares, while also selling part of its holding in Union Pacific. During the fourth quarter, portfolio holding Pfizer completed a spin-off for which the Fund received shares in a newly-formed company, Viatris.

There were 70 holdings in the Fund totaling approximately $1.6 billion in total equity assets at the end of the reporting period, compared to 74 holdings and approximately $1.4 billion in total equity assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy – i.e. generating current income for shareholders – is an important component in the analysis and selection of securities for the Fund. From December 1, 2019, through November 30, 2020, 50 of the stocks in the portfolio, accounting for over 76% of the Fund’s total equity assets, increased their dividends in local currency terms.

Fixed Income portion of the Fund (31.00% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 72.5% of the fixed income securities (representing 22.20% of total net assets) maturing within 3-11 years. The largest components of the fixed income portion of the Fund were corporate bonds (18.09% of total net assets) and U.S. Treasury securities (7.95% of total net assets). From a credit rating standpoint, 39.41% of the Fund’s fixed income portfolio was rated Aaa, including U.S. Treasury bonds, federal agency securities, agency commercial mortgage backed securities (“Agency CMBS”)2, and certain corporate bonds. The remaining corporate fixed income portfolio was invested in Aa-rated bonds (8.97% of fixed income assets), single A-rated debt (33.90% of fixed income assets), Baa-rated bonds (14.54% of fixed income assets) and Ba-rated bonds (0.76% of fixed income assets).

The Fund’s holdings of U.S. Treasury securities, corporate bonds, agency issues, and Agency CMBS had varying returns, resulting in a total return of approximately 7.56% for the fixed income portion over the 12-month period. With a total return of approximately 7.99%, corporate bonds provided the greatest level of support to the returns of the fixed income portion of the Fund.

The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helps to provide stability and serve as a buffer to volatility from within the equity portion of the Fund. The duration of the Fund’s bond portfolio at the end of November 2020 stood at 4.65 years, slightly higher than its position on December 1, 2019. The Fund’s duration was higher than the 4.11 years of its fixed income benchmark (the Bloomberg Barclays Intermediate Government/Credit Index) as of November 30, 2020. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Bloomberg Barclays Intermediate Government/Credit Index.

[2]

Certain Agency CMBS that are not rated by a credit rating agency carry an internal Aaa rating, assigned by State Farm Investment Management Corp., that is consistent with the rating assigned to the guarantor by a credit rating agency.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield consistent with relatively low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to distribute the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but may occasionally purchase securities maturing in up to 15 years.

Describe the relevant market environment as it related to the Fund for the reporting period.

While the global pandemic, historic unemployment rates and a slowdown in economic growth dominated the headlines this year, an over $2 trillion fiscal stimulus package, Federal Reserve (the “Fed”) rate cuts to near zero, and better-than-expected vaccine news supported a fixed income1 market advance.

During the first half of the time period it was a tale of two markets, generally distinguished by pre-Covid-19 (December, January and February) and during Covid-19 (March, April and May). In December, the markets were supported by positive U.S. labor market data and reduced uncertainty surrounding U.S.-China trade disputes. By mid-January, initial concerns over the Covid-19 outbreak in China started to slow investor optimism, spurring a brief sell-off across most asset classes before markets rallied again. Following a short-lived rebound in early March, markets fell as the U.S. and other countries imposed lockdowns on business and social activities. However, the passage of the Coronavirus Aid Relief and Economic Security (CARES) Act at the end of March – as well as additional monetary policy measures – helped ease investors’ concerns.

Treasury yields remained relatively flat for the first quarter of the time period before the onset of the pandemic and related lockdowns. After closing February at 1.14% – the lowest 10-year yield since the government began offering bonds in 1790 – that yield continued its freefall in March, setting multiple historic lows along the way. Likewise, the yield on the 3-month bill plunged in March, bottoming out near 0%. The decreases were generally attributed to two key factors: An increase in demand as investors sought relative safe havens amid the market turbulence, and stimulus measures introduced by the federal government. The central bank made two emergency rate cuts in the first half of March, initially reducing the federal funds rate by 0.5% to a range of 1% to 1.25%, and again by a full 1.0% to a range of 0% to 0.25% – matching the lowest level in history. Subsequently, the federal government began deploying a multi-trillion dollar stimulus effort to help stabilize markets and provide adequate access to credit during the economic downturn.

With the unprecedented fiscal and monetary responses acting as a tailwind, optimism increased in the second half of the time period, as bond investors recognized a growing likelihood of economic recovery and even inflation. Consequently, interest rates rose and the yield curve steepened, with the 10-year note experiencing 17- and 19-basis point rises in August and October, respectively. Government bond yields were volatile during the final month of the period, with the 10-year yield registering large daily changes around the time of the U.S. election and news on vaccines. By November 30, the 10-year U.S. Treasury yield (0.84%) was 76 basis points higher than the 3-month U.S. Treasury bill (0.08%), as compared to a spread of just 19 basis points at the beginning of the period (1.78% vs. 1.59%).

[1]	As represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage backed securities, asset-backed securities and collateralized mortgage-backed securities.

Overall, longer-maturity U.S. Treasuries outperformed relative to intermediate- and shorter-maturity U.S. Treasuries. For the 1-year period, the total return for the Bloomberg Barclays 20+ Year U.S. Treasury Index was 16.07%, compared with 5.71% and 3.33% for the Bloomberg Barclays Intermediate U.S. Treasury Index and Bloomberg Barclays 1-3 year U.S. Treasury Index, respectively.2

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Interim Fund as of November 30, 2020, along with the maturity allocation of the Bloomberg Barclays 1-5 Year U.S. Treasury Index for comparison.

Maturity Allocation: State Farm Interim Fund

compared to the Bloomberg Barclays 1-5 Year U.S. Treasury Index

(unaudited)*

Maturity	State Farm Interim Fund Allocation	Bloomberg Barclays 1-5 Year U.S. Treasury Index Allocation
0 – 1 Years	12.44%**	0.00%
1 – 2 Years	15.65%	29.11%
2 – 3 Years	15.05%	26.09%
3 – 4 Years	14.46%	19.93%
4 – 5 Years	15.98%	21.90%
5 – 6 Years	19.08%	2.97%
6+ Years	7.34%	0.00%

Totals	100.00%	100.00%

*

Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2020. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 0.77% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

[2]

The Bloomberg Barclays US Treasury 20+ Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 20+ years to maturity. The Bloomberg Barclays US Treasury Intermediate Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with maturities of 1 to 9.9999 years to maturity. The Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2020, the State Farm Interim Fund experienced a total return of 4.02% after expenses, compared to a total return of 4.44% for the Bloomberg Barclays 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The impact of expenses, as well as the difference in investment maturities between the Fund and its benchmark, the Bloomberg Barclays 1-5 Year U.S. Treasury Index, contributed to the Fund’s overall relative underperformance. Within U.S. Treasuries, longer-term maturities generally outperformed shorter-term for the 1-year period. Relative to its benchmark, the Fund’s larger amount of holdings in bonds with maturities of less than one year negatively impacted its performance compared with the Index. Meanwhile, relative to its benchmark, the Fund’s higher allocation to bonds with maturities greater than five years positively impacted its total return compared with the Index.

As mentioned earlier, the Fund generally maintains exposure across a six-year maturity spectrum. As U.S. Treasury Notes mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels.

The duration of the Fund at the end of November 2020 stood at 3.20 years, higher than its duration of 2.61 years on December 1, 2019. The Fund’s duration was higher than that of its benchmark (the Bloomberg Barclays 1-5 Year U.S. Treasury Index) of 2.79 years as of November 30, 2020. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and, if applicable, the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we seek to diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

In selecting securities for the Fund, we generally invest in the 5-15 year maturity range and avoid long maturities. While we are conscious of how the Fund’s portfolio differs from its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

While the global pandemic, historic unemployment rates and a slowdown in economic growth dominated the headlines this year, an over $2 trillion fiscal stimulus package, Federal Reserve (the “Fed”) rate cuts to near zero, and better-than-expected vaccine news supported a fixed income1 market advance.

During the first half of the time period it was a tale of two markets, generally distinguished by pre-Covid-19 (December, January and February) and during Covid-19 (March, April and May). In December, the markets were supported by positive U.S. labor market data and reduced uncertainty surrounding U.S.-China trade disputes. By mid-January, initial concerns over the Covid-19 outbreak in China started to slow investor optimism, spurring a brief sell-off across most asset classes before markets rallied again. Following a short-lived rebound in early March, markets fell as the U.S. and other countries imposed lockdowns on business and social activities. The central bank made two emergency rate cuts in the first half of March, initially reducing the federal funds rate by 0.5% to a range of 1% to 1.25%, and again by a full 1.0% to a range of 0% to 0.25% – matching the lowest level in history. Subsequently, the federal government began deploying a multi-trillion dollar stimulus effort to help stabilize markets and provide adequate access to credit during the economic downturn. The passage of the Coronavirus Aid Relief and Economic Security (CARES) Act at the end of March – as well as additional monetary policy measures – helped ease investors’ concerns.

Municipal bond flows were positive in January and February. However, as participants reacted to the growing pandemic, a rush to cash fueled two consecutive weeks of outflows during March. In addition, the rising economic uncertainty led to a decline in new supply, as issuers sought to gauge the impact of mandated shutdowns and pandemic-related costs. Consequently, municipal bond prices fell during March, resulting in negative returns for the first quarter of 2020 before the municipal market regained some normalcy in April. Outflows slowed early in the month and temporarily turned positive as investors were encouraged by the federal stimulus programs and enticed by relative bargain prices. Municipal bonds ultimately rallied in May and returned to pre-pandemic levels as investors reengaged in the market, helping the asset class outperform Treasuries during May as the general municipal bond market posted its best monthly performance since 2009 and pushed the return for the Bloomberg Barclays 7-Year Municipal Bond Index back into positive territory for the time period. With investors continuing to seek income in a relatively low-yield fixed-income environment, municipal bond prices generally increased during the latter half of the fiscal year, lifting the 7-Year Municipal Bond Index’s six-month return for the period ending November 30 to 2.9%, compared with the 2.07% return that index logged during the period’s first-half.

1 As represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

As illustrated in Table 1 below, the municipal bond yield curve steepened somewhat. While yields decreased across all maturities, intermediate- and shorter-maturity yields decreased more on an absolute basis compared to longer-maturity yields over the 1-year period ended November 30, 2020.

Table 1: Municipal Market Data (MMD) Yields (%) - AAA-Rated General Obligation Municipal Bonds2

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2019	1.07%	1.15%	1.47%	1.88%
November 30, 2020	0.14%	0.23%	0.72%	1.19%

Increase (Decrease) in Yield	(0.93)%	(0.92)%	(0.75)%	(0.69)%

[2]

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2020 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of November 30, 2020) for all segments of the Bloomberg Barclays Municipal Bond Index were positive, with higher returns generally along the longer end of the maturity yield curve. The Bloomberg Barclays Municipal Bond Index is used to illustrate returns for municipal bonds having various maturities. The Bloomberg Barclays 7-Year Municipal Bond Index is not used to illustrate this point because the Bloomberg Barclays 7-Year Municipal Bond Index only includes municipal bonds with maturities between 6 and 8 years.

Table 2: Bloomberg Barclays Municipal Bond Index - Component Returns by Maturity3

Maturity	Annual Total Return (as of November 30, 2020)
1-Year Municipal Bonds	1.82%
3-Year Municipal Bonds	2.96%
5-Year Municipal Bonds	4.24%
7-Year Municipal Bonds	4.99%
10-Year Municipal Bonds	5.39%
15-Year Municipal Bonds	5.88%
20-Year Municipal Bonds	5.65%
Long-Bond (22+ Year) Municipal Bonds	5.55%

[3]

Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Bloomberg Barclays Municipal Bond Index.

From a total return standpoint, as illustrated in Table 3 below, the higher investment-grade quality municipal bonds (Aa and Aaa rated bonds) outperformed relative to the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) within the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is used to illustrate annual total returns for municipal bonds with various investment grade credit qualities.

Table 3: Bloomberg Barclays Municipal Bond Index - Component Returns by Credit Quality Ratings4

Credit Quality	Annual Total Return (as of November 30, 2020)
Aaa Rated Bonds	5.50%
Aa Rated Bonds	5.09%
A Rated Bonds	4.74%
Baa Rated Bonds	3.30%

[4]

Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Bloomberg Barclays Municipal Bond Index.

As of November 30, 2020, the 1.19% yield on 20-year Aaa-rated municipal bonds was less than the 1.37% yield offered on comparable 20-year taxable U.S. Treasuries, in line with the historical norm for that yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds.

This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Municipal Bond Fund as of November 30, 2020, along with the maturity allocation of the Bloomberg Barclays 7-Year Municipal Bond Index for comparison.

Maturity Allocation: State Farm Municipal Bond Fund

compared to the Bloomberg Barclays 7-Year Municipal Bond Index

(unaudited)*

Maturity	State Farm Municipal Bond Fund Allocation	Bloomberg Barclays 7-Year Municipal Bond Index Allocation
0-6 Years	30.72%**	0.00%
6-12 Years	35.94%	100.00%
12-22 Years	33.34%	0.00%
22+ Years	0.00%	0.00%

Totals	100.00%	100.00%

*

Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2020. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 3.05% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund experienced a total return of 5.40% for the 1-year period ended November 30, 2020, after expenses, compared to a 4.99% return for the Bloomberg Barclays 7-Year Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Bloomberg Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. The difference in maturity structure and credit quality between the Fund and its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, played a role in the Fund outperforming the Index for the period.

With respect to credit risk, as previously illustrated in Table 3 above, higher quality bonds (Aa and Aaa) generally outperformed relative to lower quality bonds (Baa and A) during the period. Table 4 below shows the Fund’s credit quality orientation compared to the Bloomberg Barclays 7-Year Municipal Bond Index as of November 30, 2020, with the Fund holding a smaller concentration than the Index in lower quality bonds. Throughout the reporting period, the Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy.

Table 4: Credit Ratings Comparison (as of November 30, 2020)5

Credit Ratings	State Farm Municipal Bond Fund Allocation	Bloomberg Barclays 7-Year Municipal Bond Index Allocation
Aaa/AAA	9.36%	17.19%
Aa/AA	65.19%	53.55%
A	20.05%	22.22%
Baa/BBB or Lower	1.09%	7.04%
NR (Not Rated)	4.31%*	0.00%

Totals	100.00%	100.00%

[5]

Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of November 30, 2020. Reflects the lower of Moody’s and Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 3.05% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

Throughout the reporting period, the Fund’s duration increased slightly from 4.31 years as of December 1, 2019, to 4.32 years as of November 30, 2020. The Fund’s duration was lower than the 4.72 duration of its benchmark (the Bloomberg Barclays 7-year Municipal Bond Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. We seek to maintain the risk profile of the Fund with respect to duration, interest rate risk and credit risk. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s investment philosophy.

The number of individual bonds held in the portfolio over the reporting period decreased by two, from 510 to 508 bonds. Turnover for the reporting period was 9.9%. Investments within the state of Washington represented the largest single allocation in any state, representing 6.54% of total net assets, which is down from 7.14% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in California, followed by Montana and North Carolina. Bonds secured by a general obligation pledge accounted for approximately 75% of all new acquisitions with revenue bond purchases representing 25% of the total. The average ratings quality of new bond purchases was Aa3/AA-. The Aa3 rating is a subset of Moody’s Aa rating and AA- is a subset of Standard and Poor’s AA rating. The largest net reduction of holdings occurred through calls/maturities/sales of bonds in Indiana, followed by maturities/sales in Arizona.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy, seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Annualized Expense Ratio Based on the Period June 1, 2020 to November 30, 2020	Expenses Paid During Period June 1, 2020 to November 30, 2020*
State Farm Growth Fund
Actual	$1,000.00	$1,182.08	0.12%	$0.65
Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	0.12%	$0.61
State Farm Balanced Fund
Actual	$1,000.00	$1,134.67	0.14%	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	0.14%	$0.71
State Farm Interim Fund
Actual	$1,000.00	$1,000.39	0.16%	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.16%	$0.81
State Farm Municipal Bond Fund
Actual	$1,000.00	$1,015.98	0.16%	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.16%	$0.81

*

Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 11, 2020, all of the Trustees present, including those Trustees who are not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”) for an additional one-year term ending June 30, 2021.

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel, which had sent to SFIMC, on behalf of the Independent Trustees, a request for information to be provided to the Independent Trustees prior to the Board’s consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Independent Trustees responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund,” and collectively, the “Funds”), as well as an explanation of how SFIMC had calculated that profitability.

At the Board’s request, SFIMC also provided the Board with additional information that the Board believed would be useful in evaluating whether to approve the continuation of the Advisory Agreement. In advance of the June 11th meeting, the Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. The Strategic Insight Report included information on the relative performance of each Fund as compared to a benchmark index and to a category of comparable mutual funds, as determined by Morningstar®, an independent third-party service provider (each, a “Morningstar Category”). Morningstar assigns each Fund to a category based upon the underlying securities held in the Fund’s portfolio over the past three years.

In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding the Board members’ responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust also reviewed these materials at a meeting held on March 13, 2020, during which SFIMC management responded to specific questions from the Independent Trustees and provided follow-up information. The Board also considered information it received throughout the year relating to the Funds. The Independent Trustees discussed all of this material extensively in separate meetings among themselves, with their independent legal counsel and with the other Board members, after which the Board considered the various factors described below, none of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the investment performance of each Fund over various time periods (i.e., calendar year-to-date, one-, three-, five- and ten-year periods) ending on March 31, 2020, as compared to the performance of one or more benchmark indexes, as well as compared to the returns of the Morningstar Category, which includes all open-end funds within that category as assigned by Morningstar, Inc., without any modifications. The Board considered each Fund’s quartile ranking within its Morningstar Category, with the first quartile equal to performance in the top 25% of all funds within that category and the fourth quartile equal to performance in the bottom 25% of all funds within that category.

The Board considered that the Growth Fund’s performance compared to its Morningstar Category over the three- and five-year periods was in the third and second quartile, respectively, and that the Growth Fund’s performance over the ten-year period was in the fourth quartile. The Board took into account SFIMC’s explanation that the Growth Fund generally is more likely to underperform its benchmark and Morningstar Category in periods of strong market performance or periods in which increased risk is rewarded. Conversely, SFIMC explained to the Board that the Growth Fund is more likely to outperform its benchmark and Morningstar Category during flat and down markets. The Board noted SFIMC’s belief that over long-term market cycles, this investment approach generally has provided competitive investment performance with a lower-risk profile for the Growth Fund.

The Board considered the relatively strong performance of the Balanced Fund compared to its Morningstar Category, noting that it ranked in the following quartiles of its Morningstar Category for the various periods:

Three-year	Five-year	Ten-year
2	1	2

The Board also considered the performance of the Interim and Municipal Bond Funds compared to each Fund’s Morningstar Category. It noted that for the three-, five- and ten-year periods the Interim Fund had ranked in the first quartile. The Board noted that for the three-, five-, and 10-year periods the Municipal Bond Fund had ranked in the first, first and second quartiles, respectively. The Board then considered SFIMC’s assertion that the Interim Fund and the Municipal Bond Fund are managed with a low-risk profile and that these Funds have provided long-term consistent returns.

After extensive discussion of this and other performance information related to the Funds, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to the fee structures and expense ratios of a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures as compiled by Strategic Insight. The Board evaluated the relative rankings of each Fund’s net total, net management and net operating expenses within that group of peer funds. The Board also took note that SFIMC did not manage any institutional clients, and that it only manages the Funds. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit was calculated.

The Board considered SFIMC’s view that the Funds’ expenses are extremely competitive and among the lowest of their peers. In reviewing the Strategic Insight Report, the Board considered that each Fund ranked in the top quarter of its expense group, and that its net total expense, net management fee and net operating expense each were lower than the expense group median. After extensive discussion, the Board concluded that each Fund’s expense structure and overall fees were acceptable.

Economies of Scale

When reviewing the Funds’ fees, the Board also discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the general reputation, financial resources, and business activities of SFIMC, as well as the make-up, education and experience of the SFIMC investment management teams responsible for managing the Funds, and concluded that these teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment, including the view of the Associates’ Funds Trust’s Chief Compliance Officer that the compliance policies and procedures of SFIMC were reasonably designed to monitor, detect and prevent violations of the federal securities laws. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds, and that given the past experience, SFIMC should be able to continue to provide satisfactory services to Associates’ Funds Trust.

Fallout Benefits

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Conclusion

Based on the Trustees’ extensive deliberations on the above factors and their evaluation of all of the information provided by SFIMC, Morningstar and Strategic Insight, the Board, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2021.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2020

	Shares	Value
Common Stocks (99.42%)
Agriculture, Foods, & Beverage (10.48%)
Archer-Daniels-Midland Co.	3,477,500	$173,075,175
Coca-Cola Co., The	2,054,600	106,017,360
Kellogg Co.	930,000	59,436,300
McCormick & Company Inc.	428,600	80,139,628
Nestle SA ADR	888,147	98,655,369
PepsiCo Inc.	641,400	92,509,122

		609,832,954

Banks (2.87%)
M&T Bank Corp.	213,400	24,858,966
Northern Trust Corp.	422,700	39,361,824
U.S. Bancorp	710,821	30,714,575
Wells Fargo & Co.	2,643,100	72,288,785

		167,224,150

Building Materials & Construction (2.49%)
Vulcan Materials Co.	1,039,200	145,124,280

Chemicals (5.53%)
Air Products & Chemicals Inc.	830,000	232,516,200
Corteva Inc.	97,944	3,753,214
Dow Inc.	97,944	5,192,012
DuPont de Nemours Inc.	97,944	6,213,567
International Flavors &
Fragrances Inc.	525,000	58,852,500
Novozymes A/S B Shares	262,944	15,040,492

		321,567,985

Computer Software & Services (9.31%)
Alphabet Inc. Class A(a)	112,635	197,606,844
Alphabet Inc. Class C(a)	5,916	10,416,538
Automatic Data Processing Inc.	109,900	19,109,412
Facebook Inc. Class A(a)	82,675	22,898,495
Microsoft Corp.	1,129,669	241,828,243
SAP SE	83,800	10,194,432
Texas Instruments Inc.	245,807	39,636,379

		541,690,343

Computers (10.53%)
Apple Inc.	5,148,868	612,972,735

Consumer & Marketing (7.22%)
AptarGroup Inc.	677,405	85,569,799
Colgate-Palmolive Co.	872,600	74,729,464
Procter & Gamble Co., The	1,765,155	245,127,075
Unilever PLC	243,997	14,898,457

		420,324,795

Electronic/Electrical Manufacturing (0.82%)
Emerson Electric Co.	126,400	9,710,048
General Electric Co.	3,744,419	38,118,185

		47,828,233

Health Care (18.01%)
Abbott Laboratories	847,500	91,716,450
AbbVie Inc.	847,500	88,631,550
Agilent Technologies Inc.	548,071	64,069,500

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Amgen Inc.	190,085	$42,206,473
Eli Lilly and Co.	997,000	145,213,050
Johnson & Johnson	2,481,600	359,037,888
Merck & Co. Inc.	296,750	23,855,733
Pfizer Inc.	2,239,031	85,777,278
Roche Holding AG Sponsored ADR	732,281	29,891,710
Viatris Inc.(a)	277,816	4,672,865
Zoetis Inc.	705,696	113,179,525

		1,048,252,022

Machinery & Manufacturing (12.05%)
3M Co.	564,000	97,419,720
ASML Holding NV NY Reg. Shares	364,933	159,742,122
Caterpillar Inc.	1,162,621	201,819,380
Deere & Co.	42,900	11,223,498
Donaldson Company Inc.	765,513	40,755,912
HNI Corp.	1,439,200	52,473,232
Illinois Tool Works Inc.	652,500	137,736,225

		701,170,089

Media & Broadcasting (6.94%)
Walt Disney Co., The	2,728,640	403,866,006

Mining & Metals (2.40%)
BHP Group PLC	941,859	21,321,091
Nucor Corp.	531,200	28,525,440
Rio Tinto PLC	476,280	30,683,252
Rio Tinto PLC ADR	907,200	58,940,784

		139,470,567

Oil & Gas (3.94%)
Chevron Corp.	1,060,000	92,410,800
Exxon Mobil Corp.	2,615,200	99,717,576
Royal Dutch Shell PLC Class B	2,037,807	33,518,223
Schlumberger Ltd.	179,648	3,734,882

		229,381,481

Retailers (3.52%)
Walmart Inc.	1,339,100	204,601,089

Telecom & Telecom Equipment (2.53%)
AT&T Inc.	2,140,534	61,540,353
Corning Inc.	1,284,600	48,069,732
Verizon Communications Inc.	624,900	37,750,209

		147,360,294

Transportation (0.29%)
GATX Corp.	190,700	15,210,232
Wabtec Corp.	20,111	1,474,136

		16,684,368

Utilities & Energy (0.49%)
Duke Energy Corp.	306,966	28,443,470

Total Common Stocks
(cost $1,458,899,685)		5,785,794,861

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Shares	Value
Short-term Investments (0.31%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 0.03%(b)	18,207,255	$18,207,255

Total Short-term Investments
(cost $ 18,207,255)		18,207,255

TOTAL INVESTMENTS (99.73%)
(cost $ 1,477,106,940)		5,804,002,116
OTHER ASSETS, NET OF LIABILITIES (0.27%)		15,761,021

NET ASSETS (100.00%)		$5,819,763,137

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of November 30, 2020.

ADR – American Depositary Deposit

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2020

	Shares	Value
Common Stocks (69.00%)
Agriculture, Foods, & Beverage (6.24%)
Archer-Daniels-Midland Co.	940,561	$46,811,721
Campbell Soup Co.	26,000	1,300,520
Coca-Cola Co., The	410,000	21,156,000
Kellogg Co.	310,000	19,812,100
Nestle SA ADR	319,174	35,453,848
PepsiCo Inc.	110,100	15,879,723

		140,413,912

Banks (2.06%)
M&T Bank Corp.	58,300	6,791,367
Northern Trust Corp.	104,700	9,749,664
U.S. Bancorp	218,145	9,426,045
Wells Fargo & Co.	747,600	20,446,860

		46,413,936

Building Materials & Construction (0.99%)
Vulcan Materials Co.	160,200	22,371,930

Chemicals (4.32%)
Air Products & Chemicals Inc.	230,000	64,432,200
Corteva Inc.	79,452	3,044,601
Dow Inc.	79,452	4,211,750
DuPont de Nemours Inc.	79,452	5,040,435
International Flavors &
Fragrances Inc.	120,000	13,452,000
Novozymes A/S B Shares	124,350	7,112,865

		97,293,851

Computer Software & Services (8.88%)
Alphabet Inc. Class A(a)	36,687	64,363,673
Alphabet Inc. Class C(a)	3,559	6,266,474
Automatic Data Processing Inc.	47,400	8,241,912
Facebook Inc. Class A(a)	49,575	13,730,788
Microsoft Corp.	333,505	71,393,415
SAP SE	52,800	6,423,223
Texas Instruments Inc.	182,262	29,389,747

		199,809,232

Computers (6.73%)
Apple Inc.	1,272,704	151,515,411

Consumer & Marketing (4.75%)
AptarGroup Inc.	134,100	16,939,512
Colgate-Palmolive Co.	80,000	6,851,200
Procter & Gamble Co., The	477,700	66,338,199
Unilever PLC	276,106	16,859,032

		106,987,943

Electronic/Electrical Manufacturing (0.70%)
Emerson Electric Co.	98,600	7,574,452
General Electric Co.	796,300	8,106,334

		15,680,786

Health Care (10.38%)
Abbott Laboratories	146,675	15,873,169
AbbVie Inc.	92,000	9,621,360
Agilent Technologies Inc.	143,787	16,808,700

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Amgen Inc.	70,750	$15,709,330
Eli Lilly and Co.	212,000	30,877,800
Johnson & Johnson	417,700	60,432,836
Medtronic PLC	21,600	2,455,920
Merck & Co. Inc.	103,200	8,296,248
Pfizer Inc.	728,140	27,895,043
Roche Holding AG Sponsored ADR	179,815	7,340,048
Viatris Inc.(a)	90,346	1,519,620
Zoetis Inc.	229,495	36,806,408

		233,636,482

Machinery & Manufacturing (7.57%)
3M Co.	124,600	21,522,158
ASML Holding NV NY Reg. Shares	82,440	36,086,461
Caterpillar Inc.	262,400	45,550,016
Deere & Co.	72,202	18,889,488
Donaldson Company Inc.	279,017	14,854,865
HNI Corp.	160,000	5,833,600
Illinois Tool Works Inc.	130,600	27,568,354

		170,304,942

Media & Broadcasting (7.01%)
Walt Disney Co., The	1,065,995	157,777,920

Mining & Metals (2.51%)
BHP Group PLC	169,900	3,846,067
Nucor Corp.	436,800	23,456,160
Rio Tinto PLC	153,825	9,909,825
Rio Tinto PLC ADR	293,000	19,036,210
South32 Ltd.	169,900	299,154

		56,547,416

Oil & Gas (2.72%)
Chevron Corp.	288,000	25,107,840
Enbridge Inc.	78,375	2,446,084
Exxon Mobil Corp.	512,400	19,537,812
Royal Dutch Shell PLC ADR Class A	216,400	7,322,976
Royal Dutch Shell PLC Class B	163,579	2,690,578
Schlumberger Ltd.	201,727	4,193,904

		61,299,194

Retailers (1.88%)
Walmart Inc.	276,700	42,276,993

Telecom & Telecom Equipment (1.60%)
AT&T Inc.	533,359	15,334,071
Corning Inc.	372,300	13,931,466
Verizon Communications Inc.	112,490	6,795,521

		36,061,058

Transportation (0.36%)
GATX Corp.	68,200	5,439,632
Union Pacific Corp.	12,066	2,462,429
Wabtec Corp.	4,276	313,431

		8,215,492

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Shares	Value
Common Stocks (Cont.)
Utilities & Energy (0.30%)
Duke Energy Corp.	72,333	$6,702,376

Total Common Stocks
(cost $430,900,740)		1,553,308,874

	Principal amount	Value
Corporate Bonds (18.09%)
Aerospace/Defense (0.71%)
Lockheed Martin Corp. 3.350%, 09/15/2021	$556,000	$569,372
Boeing Co. 2.850%, 10/30/2024	1,000,000	1,039,591
General Dynamics Corp. 2.375%, 11/15/2024	500,000	533,991
Raytheon Technologies Corp.(b) 3.150%, 12/15/2024	1,000,000	1,079,298
Northrop Grumman Corp. 2.930%, 01/15/2025	1,000,000	1,086,163
Lockheed Martin Corp. 2.900%, 03/01/2025	1,000,000	1,087,672
Precision Castparts Corp. 3.250%, 06/15/2025	1,000,000	1,107,911
Rolls-Royce PLC(b) 3.625%, 10/14/2025	1,000,000	981,250
Boeing Co. 2.250%, 06/15/2026	500,000	502,444
General Dynamics Corp. 2.125%, 08/15/2026	500,000	536,977
Airbus SE(b) 3.150%, 04/10/2027	1,000,000	1,077,435
United Technologies Corp. 3.125%, 05/04/2027	1,000,000	1,119,503
General Dynamics Corp. 2.625%, 11/15/2027	500,000	548,436
Northrop Grumman Corp. 3.250%, 01/15/2028	1,000,000	1,128,294
General Dynamics Corp. 3.750%, 05/15/2028	1,200,000	1,408,997
Raytheon Technologies Corp. 2.250%, 07/01/2030	1,500,000	1,589,262
Bae Systems PLC(b) 1.900%, 02/15/2031	500,000	503,255

		15,899,851

Agriculture, Foods, & Beverage (1.75%)
Kellogg Co. 4.000%, 12/15/2020	324,000	324,433
JM Smucker Co. 3.000%, 03/15/2022	1,000,000	1,032,205
Sysco Corp. 2.600%, 06/12/2022	1,000,000	1,032,972
Campbell Soup Co. 2.500%, 08/02/2022	1,000,000	1,031,414
Kellogg Co. 2.750%, 03/01/2023	1,000,000	1,041,267

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Hershey Co. 2.625%, 05/01/2023	$1,300,000	$1,362,361
General Mills Inc. 3.650%, 02/15/2024	1,000,000	1,094,955
PepsiCo Inc. 3.600%, 03/01/2024	1,000,000	1,095,497
JM Smucker Co. 3.500%, 03/15/2025	1,000,000	1,112,298
PepsiCo Inc. 3.500%, 07/17/2025	1,000,000	1,124,867
Hershey Co. 3.200%, 08/21/2025	1,000,000	1,112,682
Coca-Cola Co., The 2.875%, 10/27/2025	1,000,000	1,110,918
PepsiCo Inc. 2.850%, 02/24/2026	1,000,000	1,105,282
Coca-Cola Co., The 2.550%, 06/01/2026	500,000	548,496
Sysco Corp. 3.300%, 07/15/2026	1,000,000	1,106,909
Hershey Co. 2.300%, 08/15/2026	1,000,000	1,079,605
Coca-Cola Co., The 2.250%, 09/01/2026	1,000,000	1,086,726
Danone SA(b) 2.947%, 11/02/2026	1,000,000	1,105,036
General Mills Inc. 3.200%, 02/10/2027	1,000,000	1,131,215
Coca-Cola Co., The 2.900%, 05/25/2027	500,000	556,790
Sysco Corp. 3.250%, 07/15/2027	500,000	552,421
PepsiCo Inc. 3.000%, 10/15/2027	1,500,000	1,690,482
Kellogg Co. 3.400%, 11/15/2027	1,000,000	1,134,671
JM Smucker Co. 3.375%, 12/15/2027	1,500,000	1,676,445
Campbell Soup Co. 4.150%, 03/15/2028	1,000,000	1,176,757
General Mills Inc. 4.200%, 04/17/2028	1,000,000	1,192,070
Mondelez International Inc. 4.125%, 05/07/2028	2,000,000	2,399,502
Kellogg Co. 4.300%, 05/15/2028	1,000,000	1,187,455
Coca-Cola Co., The 2.125%, 09/06/2029	1,000,000	1,071,481
Kellogg Co. 2.100%, 06/01/2030	500,000	521,904
Nestle Holdings Co.(b) 1.250%, 09/15/2030	4,000,000	4,003,108

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
PepsiCo Inc. 1.400%, 02/25/2031	$1,500,000	$1,515,352
Coca-Cola Co., The 1.375%, 03/15/2031	1,000,000	1,002,378

		39,319,954

Automotive (0.54%)
BMW US Capital LLC(b) 2.000%, 04/11/2021	1,000,000	1,004,792
Daimler Finance NA LLC(b) 2.000%, 07/06/2021	1,000,000	1,008,712
American Honda Finance Corp. 1.650%, 07/12/2021	500,000	504,217
Toyota Motor Credit Corp. 2.900%, 04/17/2024	1,000,000	1,075,223
BMW US Capital LLC(b) 2.800%, 04/11/2026	500,000	539,370
American Honda Finance Corp. 2.300%, 09/09/2026	1,000,000	1,076,161
BMW US Capital LLC(b) 3.300%, 04/06/2027	1,000,000	1,108,180
Toyota Motor Credit Corp. 3.050%, 01/11/2028	1,000,000	1,125,173
American Honda Finance Corp. 3.500%, 02/15/2028	1,000,000	1,148,521
Daimler Finance NA LLC(b) 3.750%, 02/22/2028	1,000,000	1,140,251
Toyota Motor Credit Corp. 3.650%, 01/08/2029	1,000,000	1,178,120
Daimler Finance NA LLC(b) 4.300%, 02/22/2029	1,000,000	1,200,559

		12,109,279

Banks (0.98%)
Wells Fargo & Co. 3.000%, 01/22/2021	1,000,000	1,003,645
Toronto-Dominion Bank 2.125%, 04/07/2021	1,000,000	1,006,392
PNC Bank NA 2.150%, 04/29/2021	1,000,000	1,006,090
U.S. Bancorp 3.000%, 03/15/2022	1,000,000	1,032,873
3.700%, 01/30/2024	500,000	548,066
Bank of New York Mellon Corp. 3.650%, 02/04/2024	1,000,000	1,095,123
State Street Corp. 3.300%, 12/16/2024	1,000,000	1,108,121
PNC Bank NA 3.250%, 06/01/2025	500,000	556,815
State Street Corp. 3.550%, 08/18/2025	500,000	567,427
Wells Fargo & Co. 3.000%, 04/22/2026	1,000,000	1,097,970
Bank of New York Mellon Corp. 2.800%, 05/04/2026	500,000	554,364

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
State Street Corp. 2.650%, 05/19/2026	$1,000,000	$1,098,285
U.S. Bancorp 2.375%, 07/22/2026	1,000,000	1,084,307
Bank of New York Mellon Corp. 2.450%, 08/17/2026	500,000	543,718
WellsFargo & Co. 3.000%, 10/23/2026	1,500,000	1,651,945
U.S. Bancorp 3.150%, 04/27/2027	1,000,000	1,129,075
PNC Bank NA 3.100%, 10/25/2027	1,000,000	1,121,800
Bank of New York Mellon Corp. 3.400%, 01/29/2028	2,000,000	2,296,136
U.S. Bancorp 3.900%, 04/26/2028	1,000,000	1,191,703
WellsFargo & Co. 4.150%, 01/24/2029	1,000,000	1,185,138
Bank of America Corp.(c) 3.974%, 02/07/2030	1,000,000	1,173,357

		22,052,350

Chemicals (0.56%)
Praxair Inc. 2.450%, 02/15/2022	1,000,000	1,020,068
2.700%, 02/21/2023	1,000,000	1,044,597
3.200%, 01/30/2026	1,000,000	1,117,430
Air Liquide Finance(b) 2.500%, 09/27/2026	1,000,000	1,086,483
Ecolab Inc. 2.700%, 11/01/2026	1,000,000	1,111,509
3.250%, 12/01/2027	1,500,000	1,700,850
PPG Industries Inc. 3.750%, 03/15/2028	2,000,000	2,412,944
E.I. du Pont de Nemours and Co. 2.300%, 07/15/2030	1,000,000	1,061,713
Ecolab Inc. 1.300%, 01/30/2031	2,000,000	1,989,904

		12,545,498

Commercial Service/Supply (0.09%)
Cintas Corp. No. 2 3.250%, 06/01/2022	2,000,000	2,071,270

Computer Software & Services (0.75%)
Microsoft Corp. 2.125%, 11/15/2022	2,000,000	2,076,984
Intel Corp. 2.700%, 12/15/2022	1,000,000	1,048,666
Texas Instruments Inc. 2.250%, 05/01/2023	3,000,000	3,132,297
Alphabet Inc. 3.375%, 02/25/2024	1,000,000	1,095,009
Intel Corp. 3.700%, 07/29/2025	1,000,000	1,131,205

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Principal amount	Value
Corporate Bonds (Cont.)
Computer Software & Services (Cont.)
Automatic Data Processing Inc. 3.375%, 09/15/2025	$1,000,000	$1,121,634
Intel Corp. 2.600%, 05/19/2026	1,000,000	1,094,358
Oracle Corp. 2.650%, 07/15/2026	1,000,000	1,091,003
Microsoft Corp. 2.400%, 08/08/2026	500,000	545,225
Alphabet Inc. 1.998%, 08/15/2026	1,000,000	1,071,420
Microsoft Corp. 3.300%, 02/06/2027	500,000	571,036
QUALCOMM Inc. 3.250%, 05/20/2027	1,000,000	1,133,603
Texas Instruments Inc. 2.900%, 11/03/2027	500,000	562,086
Oracle Corp. 3.250%, 11/15/2027	1,000,000	1,135,926

		16,810,452

Computers (0.04%)
International Business Machines Corp. 1.950%, 05/15/2030	1,000,000	1,032,491

Consumer & Marketing (0.84%)
Unilever Capital Corp. 4.250%, 02/10/2021	1,000,000	1,007,445
Estee Lauder Companies Inc., The 1.700%, 05/10/2021	500,000	502,417
Procter & Gamble Co., The 2.300%, 02/06/2022	1,000,000	1,024,568
Colgate-Palmolive Co. 2.300%, 05/03/2022	1,000,000	1,028,277
2.100%, 05/01/2023	2,000,000	2,083,378
NIKE Inc. 2.250%, 05/01/2023	500,000	521,658
Reckitt Benckiser Treasury Services PLC(b) 2.750%, 06/26/2024	1,000,000	1,069,657
Unilever Capital Corp. 3.100%, 07/30/2025	1,000,000	1,109,668
Kimberly-Clark Corp. 3.050%, 08/15/2025	1,000,000	1,108,028
Procter & Gamble Co., The 2.700%, 02/02/2026	500,000	552,939
Kimberly-Clark Corp. 2.750%, 02/15/2026	1,000,000	1,101,363
Unilever Capital Corp. 2.000%, 07/28/2026	500,000	533,176
NIKE Inc. 2.375%, 11/01/2026	1,000,000	1,090,846
Unilever Capital Corp. 2.900%, 05/05/2027	500,000	556,911

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Reckitt Benckiser Treasury Services PLC(b) 3.000%, 06/26/2027	$1,000,000	$1,114,753
Clorox Co. 3.100%, 10/01/2027	500,000	565,339
Unilever Capital Corp. 3.500%, 03/22/2028	1,000,000	1,161,300
Clorox Co. 3.900%, 05/15/2028	1,000,000	1,178,904
Estee Lauder Companies Inc., The 2.375%, 12/01/2029	1,000,000	1,087,566
Unilever Capital Corp. 1.375%, 09/14/2030	500,000	504,025

		18,902,218

Consumer Discretionary (0.08%)
RELX Capital Inc. 4.000%, 03/18/2029	1,000,000	1,187,401
3.000%, 05/22/2030	500,000	553,889

		1,741,290

Electronic/Electrical Manufacturing (0.58%)
Emerson Electric Co. 2.625%, 12/01/2021	1,000,000	1,021,349
Siemens Financieringsmaatschappij
NV(b) 2.900%, 05/27/2022	500,000	518,606
Emerson Electric Co. 2.625%, 02/15/2023	1,000,000	1,043,749
General Electric Co. 3.375%, 03/11/2024	1,000,000	1,085,237
Siemens Financieringsmaatschappij
NV(b) 3.250%, 05/27/2025	1,000,000	1,109,049
Emerson Electric Co. 3.150%, 06/01/2025	1,000,000	1,107,418
Siemens Financieringsmaatschappij NV(b) 2.350%, 10/15/2026	1,000,000	1,079,018
Honeywell International Inc. 2.500%, 11/01/2026	2,000,000	2,198,536
ABB Finance (USA) Inc. 3.800%, 04/03/2028	1,000,000	1,185,168
Rockwell Automation Inc. 3.500%, 03/01/2029	1,000,000	1,168,195
Honeywell International Inc. 1.950%, 06/01/2030	500,000	529,056
Emerson Electric Co. 1.950%, 10/15/2030	1,000,000	1,048,366

		13,093,747

Financial Services (0.41%)
Mastercard Inc. 2.000%, 11/21/2021	500,000	507,640
General Electric Capital Corp. 3.150%, 09/07/2022	287,000	299,982

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
Visa Inc. 2.800%, 12/14/2022	$1,000,000	$1,048,862
JPMorgan Chase & Co. 3.200%, 01/25/2023	1,000,000	1,059,834
3.625%, 05/13/2024	500,000	551,486
3.125%, 01/23/2025	1,000,000	1,093,749
GE Capital International Funding Co. 3.373%, 11/15/2025	747,000	819,524
Visa Inc. 3.150%, 12/14/2025	1,000,000	1,116,300
JPMorgan Chase & Co. 3.300%, 04/01/2026	1,000,000	1,116,741
Mastercard Inc. 2.950%, 11/21/2026	500,000	561,547
Visa Inc. 1.100%, 02/15/2031	1,000,000	980,827

		9,156,492

Health Care (2.15%)
Becton Dickinson & Co. 3.125%, 11/08/2021	1,000,000	1,025,064
Abbott Laboratories 2.550%, 03/15/2022	1,000,000	1,029,241
EMD Finance LLC(b) 2.950%, 03/19/2022	1,000,000	1,027,465
Bayer US Finance II LLC(b) 2.200%, 07/15/2022	1,300,000	1,325,102
Bristol-Myers Squibb Co. 2.000%, 08/01/2022	1,500,000	1,541,553
Merck & Co. Inc. 2.400%, 09/15/2022	1,000,000	1,032,586
Novartis Capital Corp. 2.400%, 09/21/2022	1,000,000	1,036,069
GlaxoSmithKline Capital Inc. 2.800%, 03/18/2023	1,000,000	1,054,889
Merck & Co. Inc. 2.800%, 05/18/2023	2,000,000	2,122,852
Novartis Capital Corp. 3.400%, 05/06/2024	1,500,000	1,645,924
Stryker Corp. 3.375%, 05/15/2024	1,000,000	1,085,748
Pfizer Inc. 3.400%, 05/15/2024	1,000,000	1,100,907
Amgen Inc. 3.625%, 05/22/2024	1,000,000	1,094,696
Bayer U.S. Finance LLC(b) 3.375%, 10/08/2024	1,000,000	1,089,260
Abbott Laboratories 2.950%, 03/15/2025	1,000,000	1,096,535
EMD Finance LLC(b) 3.250%, 03/19/2025	1,000,000	1,095,798
Bayer US Finance II LLC(b) 2.850%, 04/15/2025	1,000,000	1,056,182
Eli Lilly and Co. 2.750%, 06/01/2025	472,000	514,888

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
AstraZeneca PLC 3.375%, 11/16/2025	$1,000,000	$1,126,370
Novartis Capital Corp. 3.000%, 11/20/2025	1,000,000	1,109,029
Johnson & Johnson 2.450%, 03/01/2026	500,000	544,351
Stryker Corp. 3.500%, 03/15/2026	1,000,000	1,128,939
Roche Holdings Inc.(b) 2.625%, 05/15/2026	500,000	547,946
Amgen Inc. 2.600%, 08/19/2026	1,000,000	1,085,007
Roche Holdings Inc.(b) 2.375%, 01/28/2027	1,000,000	1,084,013
Eli Lilly and Co. 3.100%, 05/15/2027	500,000	560,104
AstraZeneca PLC 3.125%, 06/12/2027	1,000,000	1,126,363
Amgen Inc. 3.200%, 11/02/2027	1,000,000	1,123,954
Johnson & Johnson 2.900%, 01/15/2028	2,000,000	2,253,480
Stryker Corp. 3.650%, 03/07/2028	1,000,000	1,154,830
GlaxoSmithKline Capital Inc. 3.875%, 05/15/2028	2,000,000	2,377,322
Sanofi 3.625%, 06/19/2028	1,500,000	1,764,882
Merck & Co. Inc. 3.400%, 03/07/2029	1,000,000	1,169,805
Eli Lilly and Co. 3.375%, 03/15/2029	1,000,000	1,163,823
Pfizer Inc. 3.450%, 03/15/2029	1,000,000	1,172,628
Bristol-Myers Squibb Co. 3.400%, 07/26/2029	2,000,000	2,337,436
Thermo Fisher Scientific Inc. 2.600%, 10/01/2029	1,000,000	1,101,459
Merck & Co. Inc. 1.450%, 06/24/2030	500,000	508,418
AstraZeneca PLC 1.375%, 08/06/2030	1,000,000	988,024
Johnson & Johnson 1.300%, 09/01/2030	2,000,000	2,007,970

		48,410,912

Machinery & Manufacturing (0.70%)
Caterpillar Inc. 3.900%, 05/27/2021	500,000	508,977
John Deere Capital Corp. 2.750%, 03/15/2022	500,000	515,689
Deere & Co. 2.600%, 06/08/2022	1,000,000	1,028,645
Caterpillar Financial Services Corp. 2.625%, 03/01/2023	1,000,000	1,050,338

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Caterpillar Inc. 3.400%, 05/15/2024	$1,000,000	$1,092,702
John Deere Capital Corp. 3.350%, 06/12/2024	1,500,000	1,646,289
Caterpillar Financial Services Corp. 3.250%, 12/01/2024	1,000,000	1,104,067
3M Co. 3.000%, 08/07/2025	1,000,000	1,117,310
Dover Corp. 3.150%, 11/15/2025	1,000,000	1,099,886
3M Co. 2.250%, 09/19/2026	500,000	538,822
Eaton Corp. 3.103%, 09/15/2027	1,000,000	1,117,103
John Deere Capital Corp. 3.050%, 01/06/2028	1,000,000	1,123,414
3M Co. 3.375%, 03/01/2029	1,000,000	1,157,547
Caterpillar Inc. 2.600%, 09/19/2029	1,000,000	1,101,315
John Deere Capital Corp. 2.450%, 01/09/2030	1,000,000	1,100,634
Equinor ASA 2.375%, 05/22/2030	500,000	533,958

		15,836,696

Media & Broadcasting (0.23%)
Comcast Corp. 3.600%, 03/01/2024	1,000,000	1,099,115
2.350%, 01/15/2027	1,000,000	1,075,763
S&P Global Inc. 2.500%, 12/01/2029	1,000,000	1,084,416
1.250%, 08/15/2030	1,000,000	988,737
Comcast Corp. 1.500%, 02/15/2031	1,000,000	995,635

		5,243,666

Mining & Metals (0.13%)
BHP Billiton Finance USA Ltd. 3.250%, 11/21/2021	1,000,000	1,028,336
Alcoa Inc. 5.870%, 02/23/2022	756,000	795,690
Rio Tinto Finance USA Ltd. 3.750%, 06/15/2025	1,000,000	1,125,909

		2,949,935

Oil & Gas (1.15%)
Total Capital International SA 2.750%, 06/19/2021	1,000,000	1,012,794
TransCanada PipeLines Ltd. 2.500%, 08/01/2022	2,000,000	2,067,586
Shell International Finance 2.375%, 08/21/2022	1,000,000	1,036,730
Total Capital International SA 2.700%, 01/25/2023	1,000,000	1,050,853

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Occidental Petroleum Corp. 2.700%, 02/15/2023	$2,000,000	$1,925,650
Chevron Corp. 3.191%, 06/24/2023	1,000,000	1,066,243
Total Capital Canada Ltd. 2.750%, 07/15/2023	500,000	531,410
Schlumberger Investment SA 3.650%, 12/01/2023	1,000,000	1,076,970
Exxon Mobil Corp. 3.176%, 03/15/2024	2,000,000	2,160,808
2.709%, 03/06/2025	1,000,000	1,078,685
Shell International Finance 3.250%, 05/11/2025	1,000,000	1,107,725
Occidental Petroleum Corp. 3.500%, 06/15/2025	500,000	467,500
Chevron Corp. 3.326%, 11/17/2025	1,000,000	1,124,144
TransCanada PipeLines Ltd. 4.875%, 01/15/2026	1,000,000	1,185,053
Shell International Finance 2.875%, 05/10/2026	1,000,000	1,105,092
Baker Hughes, a GE Co., LLC / Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027	1,000,000	1,102,391
Sabal Trail Transmission LLC(b) 4.246%, 05/01/2028	1,000,000	1,133,097
TransCanada PipeLines Ltd. 4.250%, 05/15/2028	1,000,000	1,172,783
Total Capital International SA 3.455%, 02/19/2029	1,000,000	1,154,776
Exxon Mobil Corp. 3.482%, 03/19/2030	1,000,000	1,158,601
Shell International Finance 2.750%, 04/06/2030	1,000,000	1,106,836
Schlumberger Investment SA 2.650%, 06/26/2030	1,000,000	1,051,624

		25,877,351

Retailers (0.87%)
McDonald’s Corp. 3.625%, 05/20/2021	2,000,000	2,030,920
TJX Companies Inc., The 2.750%, 06/15/2021	1,000,000	1,009,259
Home Depot Inc. 2.625%, 06/01/2022	500,000	516,786
CVS Health Corp. 3.500%, 07/20/2022	1,000,000	1,045,218
Wal-Mart Stores Inc. 2.550%, 04/11/2023	1,000,000	1,047,350
3.300%, 04/22/2024	500,000	543,519
Costco Wholesale Corp. 2.750%, 05/18/2024	1,000,000	1,076,319
McDonald’s Corp. 3.250%, 06/10/2024	1,000,000	1,090,622
Target Corp. 3.500%, 07/01/2024	1,000,000	1,109,750

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Home Depot Inc. 3.350%, 09/15/2025	$1,000,000	$1,127,949
Lowe’s Companies Inc. 3.375%, 09/15/2025	1,000,000	1,119,025
Home Depot Inc. 3.000%, 04/01/2026	1,000,000	1,113,741
Lowe’s Companies Inc. 2.500%, 04/15/2026	1,000,000	1,082,640
Target Corp. 2.500%, 04/15/2026	1,000,000	1,100,994
TJX Companies Inc., The 2.250%, 09/15/2026	1,000,000	1,075,693
Costco Wholesale Corp. 3.000%, 05/18/2027	1,000,000	1,128,046
Amazon.com Inc. 3.150%, 08/22/2027	1,000,000	1,137,561
McDonald’s Corp. 3.800%, 04/01/2028	1,000,000	1,167,998

		19,523,390

Telecom & Telecom Equipment (0.52%)
Verizon Communications Inc. 2.450%, 11/01/2022	1,000,000	1,031,053
Cisco Systems Inc. 3.625%, 03/04/2024	1,000,000	1,102,453
Verizon Communications Inc. 4.150%, 03/15/2024	1,000,000	1,106,022
Cisco Systems Inc. 3.500%, 06/15/2025	500,000	565,401
2.950%, 02/28/2026	500,000	556,563
Verizon Communications Inc. 2.625%, 08/15/2026	1,000,000	1,093,501
AT&T Inc. 1.650%, 02/01/2028	2,000,000	2,030,434
Vodafone Group PLC 4.375%, 05/30/2028	1,000,000	1,200,745
Verizon Communications Inc. 4.329%, 09/21/2028	1,012,000	1,228,489
3.875%, 02/08/2029	1,000,000	1,177,530
AT&T Inc. 4.350%, 03/01/2029	500,000	597,415

		11,689,606

Transportation (0.78%)
Burlington Northern Santa Fe 3.050%, 09/01/2022	500,000	520,582
United Parcel Service Inc. 2.450%, 10/01/2022	1,000,000	1,039,643
Burlington Northern Santa Fe 3.000%, 03/15/2023	1,500,000	1,579,189
Union Pacific Corp. 2.750%, 04/15/2023	500,000	522,291
Norfolk Southern Corp. 3.850%, 01/15/2024	1,000,000	1,091,734
Burlington Northern Santa Fe 3.750%, 04/01/2024	1,000,000	1,096,176

	Principal amount	Value
Corporate Bonds (Cont.)
Transportation (Cont.)
Union Pacific Corp. 3.250%, 08/15/2025	$500,000	$553,404
Canadian National Railway Co. 2.750%, 03/01/2026	2,000,000	2,203,618
Union Pacific Corp. 2.750%, 03/01/2026	1,000,000	1,091,100
Norfolk Southern Corp. 2.900%, 06/15/2026	500,000	553,606
United Parcel Service Inc. 2.400%, 11/15/2026	500,000	545,305
Union Pacific Corp. 3.000%, 04/15/2027	1,000,000	1,107,563
Norfolk Southern Corp. 3.150%, 06/01/2027	500,000	554,366
United Parcel Service Inc. 3.050%, 11/15/2027	2,000,000	2,269,918
Union Pacific Corp. 3.950%, 09/10/2028	1,000,000	1,184,613
3.700%, 03/01/2029	500,000	586,356
United Parcel Service Inc. 2.500%, 09/01/2029	1,000,000	1,094,797

		17,594,261

Utilities & Energy (4.23%)
Southern California Edison Co. 3.875%, 06/01/2021	2,000,000	2,017,628
San Diego Gas & Electric Co. 3.000%, 08/15/2021	500,000	509,521
Southern California Edison Co. 2.400%, 02/01/2022	1,000,000	1,017,960
Carolina Power & Light Co. 2.800%, 05/15/2022	1,000,000	1,031,596
Georgia Power Co. 2.850%, 05/15/2022	1,000,000	1,034,605
Detroit Edison Co. 2.650%, 06/15/2022	500,000	514,363
CenterPoint Energy Houston LLC 2.250%, 08/01/2022	1,000,000	1,026,735
Northern States Power Co. 2.150%, 08/15/2022	500,000	511,679
Baltimore Gas & Electric Co. 2.800%, 08/15/2022	1,000,000	1,035,740
PPL Electric Utilities 2.500%, 09/01/2022	1,000,000	1,030,981
Ameren Illinois Co. 2.700%, 09/01/2022	1,000,000	1,035,182
Public Service Company of Colorado 2.250%, 09/15/2022	1,000,000	1,025,460
Tampa Electric Co. 2.600%, 09/15/2022	500,000	514,581
NSTAR Electric Co. 2.375%, 10/15/2022	500,000	515,845
Public Service Company of Colorado 2.500%, 03/15/2023	1,000,000	1,036,823
Virginia Electric & Power Co. 2.750%, 03/15/2023	1,000,000	1,048,752

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Public Service Electric and Gas Co. 2.375%, 05/15/2023	$2,000,000	$2,086,378
Florida Power & Light Co. 2.750%, 06/01/2023	2,000,000	2,099,250
Pacificorp 2.950%, 06/01/2023	1,000,000	1,056,132
Pacific Gas & Electric 3.250%, 06/15/2023	1,000,000	1,037,187
Consumers Energy Co. 3.375%, 08/15/2023	1,000,000	1,071,617
Laclede Gas Co. 3.400%, 08/15/2023	1,000,000	1,069,246
San Diego Gas & Electric Co. 3.600%, 09/01/2023	2,000,000	2,157,796
Duke Energy Ohio Inc. 3.800%, 09/01/2023	1,000,000	1,085,078
Public Service Company of New Hampshire 3.500%, 11/01/2023	500,000	540,483
Delmarva Power & Light Co. 3.500%, 11/15/2023	1,000,000	1,084,180
Alabama Power Co. 3.550%, 12/01/2023	1,000,000	1,089,567
Virginia Electric & Power Co. 3.450%, 02/15/2024	1,000,000	1,080,408
Potomac Electric Power Co. 3.600%, 03/15/2024	1,000,000	1,085,847
DTE Electric Co. 3.650%, 03/15/2024	2,000,000	2,181,010
Florida Power & Light Co. 3.250%, 06/01/2024	1,000,000	1,078,323
Interstate Power & Light Co. 3.250%, 12/01/2024	1,000,000	1,099,311
DTE Electric Co. 3.375%, 03/01/2025	1,000,000	1,109,908
Alabama Power Co. 2.800%, 04/01/2025	1,000,000	1,077,179
Public Service Company of Colorado 2.900%, 05/15/2025	1,000,000	1,079,084
Arizona Public Service Co. 3.150%, 05/15/2025	500,000	548,783
Wisconsin Electric Power 3.100%, 06/01/2025	1,000,000	1,091,187
Southern California Gas Co. 3.200%, 06/15/2025	500,000	551,744
Pacific Gas & Electric 3.500%, 06/15/2025	1,000,000	1,068,027
3.450%, 07/01/2025	500,000	538,434
Duke Energy Progress LLC 3.250%, 08/15/2025	1,000,000	1,112,335
Interstate Power & Light Co. 3.400%, 08/15/2025	1,000,000	1,104,764
Kentucky Utilities Co. 3.300%, 10/01/2025	500,000	554,389
Louisville Gas & Electric Co. 3.300%, 10/01/2025	1,000,000	1,111,904

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
PECO Energy Co. 3.150%, 10/15/2025	$1,000,000	$1,110,103
NSTAR Electric Co. 3.250%, 11/15/2025	1,000,000	1,101,551
Florida Power & Light Co. 3.125%, 12/01/2025	1,000,000	1,110,623
Virginia Electric & Power Co. 3.150%, 01/15/2026	1,000,000	1,110,634
Brooklyn Union Gas Co., The(b) 3.407%, 03/10/2026	1,000,000	1,115,387
Georgia Power Co. 3.250%, 04/01/2026	1,000,000	1,119,459
San Diego Gas & Electric Co. 2.500%, 05/15/2026	1,000,000	1,082,276
NSTAR Electric Co. 2.700%, 06/01/2026	1,000,000	1,081,478
Commonwealth Edison Co. 2.550%, 06/15/2026	1,000,000	1,090,463
Southern California Gas Co. 2.600%, 06/15/2026	1,000,000	1,079,548
Westar Energy Inc. 2.550%, 07/01/2026	1,000,000	1,077,172
KeySpan Gas East Corp.(b) 2.742%, 08/15/2026	1,000,000	1,097,547
CenterPoint Energy Houston Electric LLC 2.400%, 09/01/2026	500,000	539,038
Public Service Electric and Gas Co. 2.250%, 09/15/2026	1,000,000	1,076,951
Consolidated Edison Co. of New York 2.900%, 12/01/2026	500,000	551,521
Duke Energy Carolinas 2.950%, 12/01/2026	1,000,000	1,120,523
AEP Transmission Company LLC 3.100%, 12/01/2026	500,000	561,571
Westar Energy Inc. 3.100%, 04/01/2027	1,000,000	1,102,435
Public Service Electric and Gas Co. 3.000%, 05/15/2027	500,000	555,991
NSTAR Electric Co. 3.200%, 05/15/2027	1,000,000	1,125,965
Rochester Gas & Electric Corp.(b) 3.100%, 06/01/2027	1,000,000	1,108,279
Appalachian Power Co. 3.300%, 06/01/2027	1,000,000	1,114,399
Union Electric Co. 2.950%, 06/15/2027	1,000,000	1,101,593
Atmos Energy Corp. 3.000%, 06/15/2027	1,000,000	1,113,778
Boston Gas Co.(b) 3.150%, 08/01/2027	500,000	553,768
Commonwealth Edison Co. 2.950%, 08/15/2027	500,000	554,484
Wisconsin Power & Light 3.050%, 10/15/2027	1,000,000	1,113,226

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Consolidated Edison Co. of New York 3.125%, 11/15/2027	$1,000,000	$1,121,412
Pacific Gas & Electric 3.300%, 12/01/2027	1,000,000	1,061,672
Southern California Edison Co. 3.650%, 03/01/2028	1,000,000	1,119,093
Southwest Gas Corp. 3.700%, 04/01/2028	1,000,000	1,142,888
Virginia Electric & Power Co. 3.800%, 04/01/2028	1,000,000	1,178,922
Public Service Electric and Gas Co. 3.700%, 05/01/2028	1,000,000	1,168,663
Ameren Illinois Co. 3.800%, 05/15/2028	1,000,000	1,172,204
Consolidated Edison Co. of New York 3.800%, 05/15/2028	1,000,000	1,165,702
Indiana Michigan Power Co. 3.850%, 05/15/2028	1,000,000	1,152,412
AEP Texas Central Co. 3.950%, 06/01/2028	1,000,000	1,167,115
Pacific Gas & Electric 3.750%, 07/01/2028	500,000	540,586
Duke Energy Ohio Inc. 3.650%, 02/01/2029	1,000,000	1,164,315
Brooklyn Union Gas Co., The(b) 3.865%, 03/04/2029	1,000,000	1,155,687
Union Electric Co. 3.500%, 03/15/2029	1,000,000	1,156,184
MidAmerican Energy Co. 3.650%, 04/15/2029	2,000,000	2,394,452
Atmos Energy Corp. 2.625%, 09/15/2029	1,000,000	1,104,123
EVERGY METRO 2.250%, 06/01/2030	500,000	531,811
Interstate Power & Light Co. 2.300%, 06/01/2030	500,000	530,144
Southwest Gas Corp. 2.200%, 06/15/2030	500,000	525,839
Alabama Power Co. 1.450%, 09/15/2030	1,500,000	1,528,086

		95,308,075

Total Corporate Bonds
(cost $373,904,760)		407,168,784

Foreign Government Bonds (0.10%)
Province of Ontario 2.500%, 04/27/2026	1,000,000	1,095,960
Province of Quebec 2.500%, 04/20/2026	1,000,000	1,091,459

Total Foreign Government Bonds
(cost $1,996,188)		2,187,419

	Principal amount	Value
Government Agency Securities (d) (3.77%)
Agency Commercial Mortgage-Backed Securities (3.68%)
Federal Home Loan Mortgage Corp.
Series K018, Class A2, 2.789%, 01/25/2022	$8,982,166	$9,184,606
Series K029, Class A1, 2.839%, 10/25/2022	1,834,350	1,862,736
Series KSMC, Class A2, 2.615%, 01/25/2023	2,000,000	2,094,002
Series K722, Class A2, 2.406%, 03/25/2023	1,000,000	1,035,354
Series K723, Class A2, 2.454%, 08/25/2023	2,000,000	2,096,846
Series K724, Class A2, 3.062%, 11/25/2023	500,000	533,546
Series K725, Class A2, 3.002%, 01/25/2024	3,000,000	3,217,131
Series K726, Class A2, 2.905%, 04/25/2024	1,358,132	1,451,563
Series K044, Class A2, 2.811%, 01/25/2025	2,000,000	2,171,814
Series K049, Class A2, 3.010%, 07/25/2025	2,000,000	2,201,646
Series K054, Class A2, 2.745%, 01/25/2026	500,000	548,387
Series K055, Class A2, 2.673%, 03/25/2026	2,000,000	2,191,760
Series K056, Class A2, 2.525%, 05/25/2026	2,000,000	2,179,794
Series K057, Class A2, 2.570%, 07/25/2026	2,000,000	2,189,382
Series K058, Class A2, 2.653%, 08/25/2026	1,500,000	1,652,112
Series K059, Class A2, 3.120%, 09/25/2026	1,500,000	1,687,820
Series K063, Class A2, 3.430%, 01/25/2027	2,000,000	2,291,472
Series K064, Class A2, 3.224%, 03/25/2027	2,500,000	2,851,557
Series K065, Class A2, 3.243%, 04/25/2027	2,000,000	2,279,662
Series K072, Class A2, 3.444%, 12/25/2027	1,500,000	1,745,130
Series K074, Class A2, 3.600%, 01/25/2028	2,000,000	2,343,472
Series K073, Class A2, 3.350%, 01/25/2028	1,000,000	1,155,192
Series K075, Class A2, 3.650%, 02/25/2028	1,500,000	1,764,667
Series K076, Class A2, 3.900%, 04/25/2028	2,000,000	2,389,686

Federal National Mortgage Association
Series 2012-M5, Class A2, 2.715%, 02/25/2022	1,741,169	1,771,951
Series 2016-M12, Class AV2, 2.308%, 10/25/2023	995,334	1,022,941

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Commercial Mortgage-Backed Securities (Cont.)
Series 2015-M11, Class A2, 2.916%, 04/25/2025	$2,000,000	$2,180,970
Series 2015-M17, Class A2, 3.010%, 11/25/2025	880,516	964,342
Series 2016-M6, Class A2, 2.488%, 05/25/2026	1,000,000	1,087,399
Series 2016-M9, Class A2, 2.292%, 06/25/2026	1,000,000	1,050,999
Series 2016-M11, Class A2, 2.369%, 07/25/2026	2,000,000	2,153,878
Series 2016-M12, Class A2, 2.525%, 09/25/2026	2,000,000	2,170,608
Series 2016-M7, Class A2, 2.499%, 09/25/2026	1,000,000	1,072,462
Series 2017-M4, Class A2, 2.670%, 12/25/2026	2,500,000	2,738,947
Series 2017-M7, Class A2, 2.961%, 02/25/2027	2,000,000	2,244,974
Series 2017-M2, Class A2, 2.895%, 02/25/2027	1,000,000	1,103,412
Series 2017-M8, Class A2, 3.061%, 05/25/2027	2,000,000	2,242,846
Series 2018-M1, Class A2, 3.084%, 12/25/2027	2,000,000	2,263,204
Series 2018-M2, Class A2, 2.999%, 01/25/2028	2,000,000	2,248,434
Series 2018-M7, Class A2, 3.150%, 03/25/2028	1,500,000	1,709,168
Series 2018-M4, Class A2, 3.147%, 03/25/2028	1,500,000	1,700,943

		82,846,815

Agency Notes & Bonds (0.09%)
Tennessee Valley Authority 3.875%, 02/15/2021	2,000,000	2,015,124

		2,015,124

Total Government Agency Securities
(cost $78,256,541)		84,861,939

U.S. Treasury Obligations (7.95%)
U.S. Treasury Notes 3.625%, 02/15/2021	10,000,000	10,071,710
2.000%, 02/28/2021	5,000,000	5,022,725
2.000%, 11/15/2021	25,000,000	25,451,175
2.500%, 08/15/2023	10,000,000	10,628,520
2.750%, 11/15/2023	10,000,000	10,757,030
2.500%, 05/15/2024	5,000,000	5,390,820
2.000%, 06/30/2024	5,000,000	5,315,235
2.000%, 02/15/2025	15,000,000	16,068,750
2.750%, 02/15/2028	10,000,000	11,503,910
2.375%, 05/15/2029	28,000,000	31,769,052

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
1.625%, 08/15/2029	$18,000,000	$19,337,346
1.500%, 02/15/2030	26,000,000	27,651,416

Total U.S. Treasury Obligations
(cost $168,250,742)		178,967,689

	Shares	Value
Short-term Investments (0.74%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 0.03%(e)	16,712,910	$16,712,910

Total Short-term Investments
(cost $16,712,910)		16,712,910

TOTAL INVESTMENTS (99.65%)
(cost $1,070,021,881)		2,243,207,615
OTHER ASSETS, NET OF LIABILITIES (0.35%)		7,853,422

NET ASSETS (100.00%)		$2,251,061,037

(a)	Non-income producing security.

(b)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the value of these securities amounted to $34,118,343 or 1.52% of net assets.

(c)	Rate is fixed from February 7, 2019 to, but excluding, February 7, 2029 and floating from February 7, 2029 to, but excluding, the maturity date.

(d)

The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(e)	Rate shown is the 7-day yield as of November 30, 2020.

ADR – American Depositary Deposit

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2020

	Principal amount	Value
U.S. Treasury Obligations (98.83%)
U.S. Treasury Notes
2.125%, 01/31/2021	$10,000,000	$10,032,880
2.500%, 02/28/2021	5,000,000	5,028,865
1.375%, 04/30/2021	10,000,000	10,053,910
2.000%, 05/31/2021	10,000,000	10,095,700
2.125%, 06/30/2021	2,000,000	2,023,750
1.125%, 07/31/2021	5,000,000	5,034,765
2.000%, 08/31/2021	5,000,000	5,070,510
2.750%, 09/15/2021	2,500,000	2,551,563
2.000%, 10/31/2021	7,500,000	7,629,495
1.875%, 11/30/2021	10,000,000	10,175,390
1.625%, 12/31/2021	1,000,000	1,016,406
1.500%, 01/31/2022	10,000,000	10,160,550
1.750%, 02/28/2022	10,000,000	10,203,910
1.750%, 03/31/2022	10,000,000	10,214,840
1.750%, 04/30/2022	5,000,000	5,115,625
1.750%, 05/15/2022	10,000,000	10,234,770
1.875%, 07/31/2022	2,000,000	2,057,422
1.625%, 08/15/2022	8,500,000	8,715,823
1.750%, 09/30/2022	5,000,000	5,147,265
2.000%, 10/31/2022	2,000,000	2,070,860
1.875%, 10/31/2022	2,000,000	2,066,016
1.625%, 11/15/2022	2,000,000	2,057,890
2.000%, 11/30/2022	2,500,000	2,591,895
1.625%, 12/15/2022	6,000,000	6,180,234
2.000%, 02/15/2023	5,000,000	5,201,170
2.500%, 03/31/2023	3,000,000	3,163,125
1.500%, 03/31/2023	2,000,000	2,062,344
1.625%, 04/30/2023	5,000,000	5,176,170
1.625%, 05/31/2023	10,000,000	10,362,890
1.375%, 06/30/2023	7,000,000	7,217,658
1.250%, 07/31/2023	6,000,000	6,171,798
2.500%, 08/15/2023	5,000,000	5,314,260
1.375%, 08/31/2023	4,000,000	4,130,936
1.375%, 09/30/2023	7,000,000	7,236,796
1.625%, 10/31/2023	5,000,000	5,210,350
2.875%, 10/31/2023	2,000,000	2,156,484
2.125%, 11/30/2023	11,000,000	11,638,946
2.250%, 12/31/2023	3,000,000	3,189,726
2.250%, 01/31/2024	5,000,000	5,323,045
2.750%, 02/15/2024	5,000,000	5,406,835
2.125%, 02/29/2024	5,000,000	5,309,180
2.125%, 03/31/2024	3,000,000	3,190,077
2.000%, 04/30/2024	5,000,000	5,302,345
2.500%, 05/15/2024	6,500,000	7,008,066
2.000%, 06/30/2024	2,500,000	2,657,618
1.750%, 07/31/2024	3,000,000	3,165,000
2.375%, 08/15/2024	7,000,000	7,550,158
1.500%, 09/30/2024	5,000,000	5,236,330
1.500%, 10/31/2024	3,500,000	3,667,892
2.250%, 10/31/2024	2,500,000	2,693,165
2.250%, 11/15/2024	8,000,000	8,620,936
1.500%, 11/30/2024	3,000,000	3,146,133
2.125%, 11/30/2024	1,000,000	1,073,516
2.250%, 12/31/2024	8,000,000	8,639,064
1.750%, 12/31/2024	2,000,000	2,119,062
1.375%, 01/31/2025	6,000,000	6,268,596
2.000%, 02/15/2025	8,000,000	8,570,000

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
1.125%, 02/28/2025	$4,000,000	$4,139,844
2.125%, 05/15/2025	10,000,000	10,798,830
2.750%, 06/30/2025	3,000,000	3,330,351
2.000%, 08/15/2025	20,500,000	22,091,948
2.250%, 11/15/2025	13,500,000	14,747,697
2.625%, 12/31/2025	10,000,000	11,132,030
2.625%, 01/31/2026	7,000,000	7,801,717
1.625%, 02/15/2026	6,000,000	6,381,330
2.250%, 03/31/2026	5,000,000	5,486,720
1.625%, 05/15/2026	8,000,000	8,517,504
1.875%, 06/30/2026	7,000,000	7,554,533
1.875%, 07/31/2026	7,000,000	7,558,362
1.375%, 08/31/2026	8,000,000	8,414,376
1.625%, 09/30/2026	7,500,000	7,996,875
1.625%, 10/31/2026	8,000,000	8,532,504
1.625%, 11/30/2026	7,000,000	7,468,125
1.750%, 12/31/2026	6,500,000	6,987,753
1.500%, 01/31/2027	9,000,000	9,539,649
1.125%, 02/28/2027	8,000,000	8,294,376
2.375%, 05/15/2027	3,500,000	3,908,516

Total U.S. Treasury Obligations
(cost $476,817,903)		489,393,045

	Shares	Value
Short-term Investments (0.77%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 0.03%(a)	3,813,921	3,813,921

Total Short-term Investments
(cost $3,813,921)		3,813,921

TOTAL INVESTMENTS (99.60%)
(cost $480,631,824)		493,206,966
OTHER ASSETS, NET OF LIABILITIES (0.40%)		1,965,910

NET ASSETS (100.00%)		$495,172,876

(a) Rate shown is the 7-day yield as of November 30, 2020.

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (96.00%)
Alabama (1.44%)
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.000%	06/01/2024	A+	$585,000	$627,880
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.250%	06/01/2025	A+	600,000	646,068
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.500%	06/01/2026	A+	320,000	348,378
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.750%	06/01/2027	A+	645,000	704,811
City of Athens, Alabama, Water and Sewer Revenue Warrants, Series 2017	3.000%	05/01/2028	A1	980,000	1,094,052
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2028	A+	665,000	738,163
The Water and Wastewater Board of the City of Madison, Water and Sewer Revenue Bonds, Series 2015	4.000%	12/01/2028	Aa2	2,165,000	2,467,754
City of Athens, Alabama, Water and Sewer Revenue Warrants, Series 2017	3.125%	05/01/2029	A1	1,010,000	1,114,535
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011 (Prerefunded to 02-15-2021 @ 100)(b)	5.000%	08/15/2029	A1	1,620,000	1,635,892
The Water and Wastewater Board of the City of Madison, Water and Sewer Revenue Bonds, Series 2020	4.000%	12/01/2035	Aa2	215,000	262,036
The Water and Wastewater Board of the City of Madison, Water and Sewer Revenue Bonds, Series 2020	4.000%	12/01/2036	Aa2	310,000	376,449
The Water and Wastewater Board of the City of Madison, Water and Sewer Revenue Bonds, Series 2020	4.000%	12/01/2037	Aa2	270,000	326,948
The Water and Wastewater Board of the City of Madison, Water and Sewer Revenue Bonds, Series 2020	4.000%	12/01/2038	Aa2	265,000	318,771

					10,661,737

Alaska (1.28%)
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.250%	09/01/2028	AAA	1,095,000	1,243,427
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.250%	09/01/2028	AAA	1,050,000	1,192,328
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.500%	09/01/2029	AAA	1,390,000	1,580,638
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.500%	09/01/2029	AAA	1,090,000	1,239,494
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.500%	09/01/2030	AAA	1,440,000	1,622,506
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.500%	09/01/2030	AAA	1,125,000	1,267,582
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2031	AA+	1,225,000	1,369,770

					9,515,745

Arizona (2.08%)
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2021	Aa1	1,000,000	1,016,470
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax- Exempt Series 2011	5.000%	07/01/2022	A1	1,000,000	1,073,720
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,027,180
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series B (2013)	3.000%	07/01/2023	Aa1	1,255,000	1,343,239
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2023	AA	1,060,000	1,139,797
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2023	AA-	1,705,000	1,746,670
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2024	Aa2	1,165,000	1,232,955
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2026	A+	555,000	620,257
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2026	AA-	545,000	630,276
Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series C (2015)	4.000%	07/01/2026	AA	545,000	632,963

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA	$2,000,000	$2,112,760
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2027	A+	400,000	445,828
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2027	AA-	1,100,000	1,263,207
Tempe Union High School District No. 213 of Maricopa County, Arizona, Refunding Bonds, Series 2016	3.000%	07/01/2028	AA	1,000,000	1,116,230

					15,401,552

Arkansas (3.10%)
State of Arkansas, General Obligation Four-Lane Highway Construction and Improvement Bonds, Series 2013	3.500%	06/15/2023	AA	6,000,000	6,102,000
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Refunding Series 2015A	3.000%	11/01/2024	Aa2	2,315,000	2,548,514
City of Little Rock, Arkansas, Library Construction and Refunding Bonds, Series 2015	2.750%	03/01/2025	AA	185,000	185,927
State of Arkansas, Higher Education General Obligation Bonds, Refunding Series 2015	4.000%	06/01/2027	AA	3,000,000	3,358,800
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2028	Aa2	365,000	423,842
Rogers School District No. 30 of Benton County, Arkansas, Refunding Bonds	3.125%	02/01/2030	NR	2,880,000	2,979,129
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2030	Aa2	785,000	905,191
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	3.000%	02/01/2033	Aa2	5,115,000	5,451,516
City of Heber Springs, Arkansas, Water and Sewer Revenue Ronds, Series 2019	3.000%	11/01/2033	NR	660,000	693,350
City of Heber Springs, Arkansas, Water and Sewer Revenue Ronds, Series 2019	3.000%	11/01/2035	NR	300,000	313,665

					22,961,934

California (5.92%)
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2025	Aa3	225,000	263,788
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C (Prerefunded to 08-01-2021 @ 100)(b)	4.250%	08/01/2026	Aaa	1,275,000	1,309,846
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2027	Aa3	1,080,000	1,260,144
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	3.500%	08/01/2027	A+	1,000,000	1,133,550
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2028	Aa3	750,000	842,467
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2028	AA-	1,565,000	1,758,747
Campbell Union High School District, (Santa Clara County, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	Aa1	1,965,000	2,176,689
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	3.500%	08/01/2029	Aa2	1,190,000	1,357,159
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2029	AA-	1,725,000	1,927,135
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	Aa2	2,835,000	3,199,241
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2030	Aa2	540,000	641,266
Marin Community College District, (Marin County, California), Election of 2016 General Obligation Bonds, Series A, (Federally Tax-Exempt)	4.000%	08/01/2030	Aaa	1,095,000	1,300,345
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), Election of 2014 General Obligation Bonds, Series A	4.000%	08/01/2030	Aa2	1,600,000	1,900,048
Sequoia Union High School District, (County of San Mateo, State of California), General Obligation Bonds, Election of 2014, Series 2016	3.000%	07/01/2031	AA	3,000,000	3,310,110

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2031	Aa2	$400,000	$472,892
Redondo Beach Unified School District, (Los Angeles County, California), 2017 General Obligation Refunding Bonds, (Election of 2008, Series D), (2020 Crossover)	3.000%	08/01/2031	Aa2	750,000	838,170
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2032	Aa2	500,000	587,440
Redondo Beach Unified School District, (Los Angeles County, California), 2017 General Obligation Refunding Bonds, (Election of 2008, Series D), (2020 Crossover)	3.000%	08/01/2032	Aa2	750,000	833,543
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2002-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2032	AA	510,000	611,577
Antioch Unified School District, (Contra Costa County, California), School Facilities Improvement District No. 1, General Obligation Bonds, Election of 2008, Series E (2020)	4.000%	08/01/2033	A+	385,000	453,900
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2002-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2033	AA	550,000	656,211
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2008-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2033	AA	600,000	715,866
Antioch Unified School District, (Contra Costa County, California), School Facilities Improvement District No. 1, General Obligation Bonds, Election of 2008, Series E (2020)	3.000%	08/01/2034	A+	2,000,000	2,178,580
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2034	AA	200,000	238,446
Antioch Unified School District, (Contra Costa County, California), School Facilities Improvement District No. 1, General Obligation Bonds, Election of 2008, Series E (2020)	3.000%	08/01/2035	A+	1,150,000	1,249,406
Gavilan Joint Community College District, (Santa Clara and San Benito Counties, California), Election of 2018 General Obligation Bonds, Series B, (Federally Tax- Exempt)	3.000%	08/01/2035	Aa3	1,000,000	1,102,460
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2035	AA	355,000	422,883
Antioch Unified School District, (Contra Costa County, California), School Facilities Improvement District No. 1, General Obligation Bonds, Election of 2008, Series E (2020)	3.000%	08/01/2036	A+	600,000	649,770
Contra Costa Community College District, (Contra Costa County, California), General Obligation Bonds, Election of 2014, 2020 Series C	3.000%	08/01/2036	Aa1	1,875,000	2,099,419
Gavilan Joint Community College District, (Santa Clara and San Benito Counties, California), Election of 2018 General Obligation Bonds, Series B, (Federally Tax- Exempt)	3.000%	08/01/2036	Aa3	1,000,000	1,096,260
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2036	AA	400,000	476,084
San Francisco Bay Area Rapid Transit District, General Obligation Bonds, (Election of 2016), 2020 Series C-1 Bonds (Green Bonds)	3.000%	08/01/2036	Aaa	2,250,000	2,541,847
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2037	AA	500,000	594,600
San Francisco Bay Area Rapid Transit District, General Obligation Bonds, (Election of 2016), 2020 Series C-1 Bonds (Green Bonds)	3.000%	08/01/2037	Aaa	3,250,000	3,657,420

					43,857,309

Colorado (2.62%)
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	Aa2	900,000	945,081
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2023	Aa1	3,300,000	3,486,615

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2015	4.000%	12/15/2025	Aa2	$1,000,000	$1,147,260
Roaring Fork School District No. RE-1, In Garfield, Pitkin and Eagle Counties, Colorado, General Obligation Refunding Bonds, Series 2016B	2.500%	12/15/2027	NR	3,000,000	3,259,740
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	4.000%	12/01/2030	AA-	465,000	545,227
Gunnison Watershed School District RE-1J, (Gunnison and Saguache Counties, Colorado), General Obligation Refunding Bonds, Series 2014	4.000%	12/01/2031	Aa2	1,000,000	1,114,180
Town of Estes Park, Colorado, Refunding and Improvement Power and Communications Revenue Bonds, Series 2019A	4.000%	11/01/2034	A+	1,805,000	2,196,107
Adams 12 Five Star Schools, Adams County and the City and County of Broomfield, Colorado, General Obligation Bonds, Series 2016B	5.000%	12/15/2034	AA-	2,500,000	3,081,075
Town of Estes Park, Colorado, Refunding and Improvement Power and Communications Revenue Bonds, Series 2019A	4.000%	11/01/2035	A+	980,000	1,188,299
Town of Estes Park, Colorado, Refunding and Improvement Power and Communications Revenue Bonds, Series 2019A	4.000%	11/01/2036	A+	1,000,000	1,208,190
City of Westminister, Colorado, Water and Wastewater Utility Enterprise, Water and Wastewater Revenue Bonds, Series 2019	4.000%	12/01/2036	AAA	1,000,000	1,233,310

					19,405,084

Connecticut (1.10%)
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013 (Currently Refunded to 02-01-2021 @ 100)(b)	2.250%	02/01/2024	Aa1	2,000,000	2,006,820
State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue, Series 2016A(c)	2.000%	07/01/2042	Aaa	5,700,000	6,164,379

					8,171,199

Florida (3.62%)
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100)(b)	5.000%	10/01/2022	Aa2	365,000	379,593
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100)(b)	5.000%	10/01/2023	Aa2	200,000	207,996
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A (Prerefunded to 10-01-2023 @ 100)(b)	5.000%	10/01/2026	Aa2	400,000	453,800
City of Pembroke Pines, Florida, General Obligation Bonds, Series 2015	5.000%	09/01/2031	Aa2	2,100,000	2,534,553
Florida Municipal Loan Council, Revenue Bonds, Series 2019A	3.000%	08/01/2032	AA+	520,000	579,613
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	4.000%	09/01/2032	Aa3	540,000	635,040
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A (Prerefunded to 10-01-2023 @ 100)(b)	5.000%	10/01/2032	Aa2	750,000	850,875
Collier County Water-Sewer District, (Florida), Water Sewer Revenue Bonds, Series 2019	3.000%	07/01/2033	Aaa	5,080,000	5,664,048
Florida Municipal Loan Council, Revenue Bonds, Series 2019A	3.250%	08/01/2033	AA+	535,000	603,726
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	5.000%	09/01/2033	Aa3	750,000	941,257
Florida Municipal Loan Council, Revenue Bonds, Series 2019A	4.000%	08/01/2034	AA+	555,000	662,653
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	5.000%	09/01/2034	Aa3	750,000	939,053
City of Tampa, Florida, Revenue and Revenue Refunding Bonds, (The University of
Tampa Project), Series 2020A	5.000%	04/01/2035	A-	1,000,000	1,266,580
City of Tampa, Florida, Revenue and Revenue Refunding Bonds, (The University of Tampa Project), Series 2020A	5.000%	04/01/2036	A-	1,600,000	2,019,264
JEA Florida, Water and Sewer System Revenue Bonds, 2020 Series A	3.000%	10/01/2036	Aa3	8,295,000	9,099,616

					26,837,667

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Georgia (0.89%)
Fayette County, Georgia, Water Revenue Bonds, Series 2009	5.000%	10/01/2021	Aa2	$1,165,000	$1,169,543
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,007,860
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa2	1,660,000	1,666,424
Harris County School District (Georgia), General Obligation Bonds, Series 2020	3.000%	03/01/2034	NR	500,000	567,265
Harris County School District (Georgia), General Obligation Bonds, Series 2020	3.000%	03/01/2035	NR	250,000	282,988
Forsyth County Water and Sewerage Authority (Georgia), Refunding and Improvement Revenue Bonds, Series 2019	3.000%	04/01/2035	Aaa	1,000,000	1,136,130
Harris County School District (Georgia), General Obligation Bonds, Series 2020	3.000%	03/01/2036	NR	700,000	789,369

					6,619,579

Hawaii (0.08%)
County of Hawaii, General Obligation Bonds, 2013 Series A (Prerefunded to 09-01-2022 @ 100)(b)	5.000%	09/01/2031	Aa2	575,000	623,219

Idaho (1.04%)
Independent School District No. 1 of Nez Perce County, Idaho (Lewiston), General Obligation Bonds, Series 2017B, (Sales Tax and Credit Enhancement Guaranty)	4.000%	09/15/2031	Aa3	2,880,000	3,380,170
Boise State University, General Revenue Project Bonds, Series 2018A	4.000%	04/01/2032	A+	445,000	513,485
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2032	A1	265,000	316,161
Boise State University, General Revenue Refunding Bonds, Series 2020A (Tax Exempt)	3.000%	04/01/2033	A+	545,000	600,961
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2033	A1	180,000	213,574
Boise State University, General Revenue Project Bonds, Series 2018A	5.000%	04/01/2034	A+	240,000	299,186
Boise State University, General Revenue Refunding Bonds, Series 2020A (Tax Exempt)	3.000%	04/01/2034	A+	310,000	340,628
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2034	A1	255,000	301,622
Boise State University, General Revenue Project Bonds, Series 2018A	5.000%	04/01/2035	A+	250,000	311,062
Boise State University, General Revenue Refunding Bonds, Series 2020A (Tax Exempt)	3.000%	04/01/2035	A+	300,000	327,219
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2035	A1	175,000	206,549
Boise State University, General Revenue Refunding Bonds, Series 2020A (Tax Exempt)	3.000%	04/01/2036	A+	300,000	324,381
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2036	A1	200,000	235,266
Boise State University, General Revenue Refunding Bonds, Series 2020A (Tax Exempt)	3.000%	04/01/2037	A+	310,000	333,730

					7,703,994

Indiana (3.48%)
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	215,000	219,979
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	01/15/2026	A+	1,190,000	1,447,944
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	07/15/2026	A+	400,000	419,416
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	07/15/2026	A+	1,105,000	1,363,504
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	01/15/2027	A+	1,205,000	1,262,045
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.000%	07/15/2027	AA	1,190,000	1,373,629
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.500%	07/15/2028	AA	500,000	585,555
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	4.000%	07/15/2028	A+	500,000	599,510
Warsaw Multi-School Building Corporation, Warsaw, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	4.000%	07/15/2028	A+	1,000,000	1,144,690
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	3.750%	07/01/2029	A+	220,000	246,668
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	4.000%	07/15/2029	A+	2,000,000	2,383,060
Valparaiso Multi-Schools Building Corporation, (Porter County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	5.000%	07/15/2029	AA-	3,000,000	3,638,790
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	4.000%	07/01/2030	A+	750,000	849,255

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Indiana (Cont.)
Munster School Building Corporation, Lake County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	3.375%	01/15/2031	AA+	$1,095,000	$1,260,619
Munster School Building Corporation, Lake County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	4.000%	07/15/2032	AA+	2,285,000	2,713,163
City of Fort Wayne, Allen County, Indiana, Waterworks Revenue Bonds of 2019, Series A	3.000%	12/01/2033	Aa3	650,000	711,139
City of Lebanon, Indiana, Sewage Works Revenue Bonds of 2018	4.000%	07/01/2034	AA-	865,000	1,003,080
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	5.000%	07/15/2034	AA	335,000	420,864
City of Fort Wayne, Allen County, Indiana, Waterworks Revenue Bonds of 2019, Series A	3.000%	12/01/2034	Aa3	675,000	742,635
City of Lebanon, Indiana, Sewage Works Revenue Bonds of 2018	4.000%	07/01/2035	AA-	895,000	1,035,676
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax first Mortgage Bonds, Series 2018	5.000%	07/15/2035	AA	600,000	751,602
City of Fort Wayne, Allen County, Indiana, Waterworks Revenue Bonds of 2019,
Series A	3.000%	12/01/2035	Aa3	700,000	765,954
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	5.000%	07/15/2036	AA	700,000	873,810

					25,812,587

Iowa (2.18%)
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2025	Aa2	265,000	268,445
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2025	AA-	2,370,000	2,455,747
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2026	Aa2	500,000	506,205
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2026	A1	1,130,000	1,170,239
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2026	AA-	2,445,000	2,529,084
Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2015E	3.000%	06/01/2027	Aa3	1,610,000	1,696,038
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2027	A1	1,175,000	1,213,340
Waukee Community School District, Dallas County, Iowa, General Obligation School Refunding Bonds, Series 2016B	2.000%	06/01/2027	Aa2	2,100,000	2,186,520
City of Cedar Rapids, Iowa, Water Revenue Bonds, Series 2018D	3.000%	06/01/2029	Aa2	950,000	1,047,679
City of Council Bluffs, Iowa, General Obligation Bonds, Series 2018A	3.000%	06/01/2029	Aa2	1,050,000	1,159,736
City of West Des Moines, Iowa, General Obligation Urban Renewal Bonds, Series 2017D	3.000%	06/01/2031	AAA	1,770,000	1,925,282

					16,158,315

Kansas (2.82%)
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	1,475,000	1,477,154
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2026	Aa2	2,740,000	2,980,490
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2027	Aa2	1,490,000	1,611,226
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding and Improvement Bonds, Series 2015-A	3.000%	10/01/2027	Aaa	1,000,000	1,118,570
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Improvement and Refunding Bonds, Series 2013C (Crossover Refunding to 09-01-2021 @ 100)(b)	4.500%	09/01/2028	Aa2	3,000,000	3,093,960

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kansas (Cont.)
Water District No. 1 of Johnson County, Kansas, Water Revenue Refunding Bonds, Series 2017A	3.000%	01/01/2032	Aaa	$2,500,000	$2,734,900
State of Kansas, Department of Transportation, Highway Revenue Bonds, Series 2017A	5.000%	09/01/2033	Aa2	5,000,000	6,234,450
City of Manhattan, Kansas, General Obligation Refunding and Improvement Bonds, Series 2019-A	4.000%	11/01/2033	Aa2	440,000	535,515
City of Manhattan, Kansas, General Obligation Refunding and Improvement Bonds, Series 2019-A	4.000%	11/01/2034	Aa2	455,000	550,623
City of Manhattan, Kansas, General Obligation Refunding and Improvement Bonds, Series 2019-A	3.000%	11/01/2035	Aa2	475,000	521,360

					20,858,248

Kentucky (2.53%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	A1	1,780,000	1,780,000
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.000%	02/01/2028	Aa2	1,110,000	1,204,705
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.250%	09/15/2029	A1	1,735,000	1,956,455
Lexington-Fayette Urban County Government (Kentucky), Various Purpose General Obligation Bonds, Series 2018A	3.000%	10/01/2029	Aa2	1,060,000	1,161,590
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.375%	09/15/2030	A1	1,800,000	2,036,466
Lexington-Fayette Urban County Government (Kentucky), Various Purpose General Obligation Bonds, Series 2018A	3.125%	10/01/2030	Aa2	1,095,000	1,201,971
Northern Kentucky Water District, Refunding Revenue Bonds, Series 2016	3.000%	02/01/2031	Aa2	3,660,000	4,015,935
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.500%	09/15/2031	A1	1,860,000	2,087,646
City of Bowling Green, Kentucky, Water and Sewer Revenue Bonds, Series 2019	3.000%	06/01/2033	Aa3	3,115,000	3,333,704

					18,778,472

Maine (0.45%)
Maine Municipal Bond Bank, 2017 Series D Refunding Bonds	3.000%	11/01/2031	Aa2	3,000,000	3,338,580
Maryland (0.47%)
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Bonds of 2015, Series B	3.000%	12/01/2028	Aaa	2,000,000	2,138,920
Caroline County, Maryland, (County Commissioners of Caroline County), Consolidated Public Improvement and Refunding Bonds of 2019	3.000%	01/15/2032	Aa3	1,150,000	1,304,445

					3,443,365

Massachusetts (0.71%)
Town of Northbridge, Massachusetts, General Obligation School Project Loan, Chapter 70B Bonds, Unlimited Tax	3.000%	06/01/2032	AA	1,000,000	1,116,310
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A (Prerefunded to 06-01-2021 @ 100)(b)	5.000%	06/01/2034	Aa1	2,000,000	2,048,400
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	AA	2,000,000	2,095,800

					5,260,510

Michigan (4.52%)
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation—Unlimited Tax)	5.000%	05/01/2021	Aa2	425,000	433,470
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100)(b)	5.000%	05/01/2022	A+	275,000	280,552

44	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	Aa2	$450,000	$480,546
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100)(b)	5.000%	05/01/2023	A+	400,000	408,076
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100)(b)	5.000%	05/01/2024	A+	600,000	612,114
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100)(b)	5.000%	05/01/2025	A+	1,880,000	1,917,544
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	Aa2	1,260,000	1,343,223
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	1,290,000	1,403,804
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa2	2,300,000	2,418,358
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa2	3,850,000	4,184,757
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,000,000	1,157,030
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	AA-	500,000	574,330
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,005,000	1,207,628
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	750,000	754,703
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	765,000	883,720
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2028	AA-	300,000	343,311
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	600,000	717,480
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2029	A	700,000	833,007
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2030	A	1,100,000	1,305,315
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds	4.000%	10/01/2032	AAA	595,000	713,399
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds	4.000%	10/01/2033	AAA	630,000	752,806
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds	4.000%	10/01/2034	AAA	670,000	799,122
Lowell Area Schools, Counties of Kent and Ionia, State of Michigan, 2019 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	4.000%	05/01/2035	A+	400,000	491,664
Rockford Public Schools, County of Kent, State of Michigan, 2019 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	4.000%	05/01/2035	A	1,755,000	2,096,558
Grosse Pointe Public School System, County of Wayne, State of Michigan, 2019 School Building and Site and Refunding Bonds, (Unlimited Tax General Obligation)	5.000%	05/01/2036	Aa3	1,635,000	2,109,199

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
Lowell Area Schools, Counties of Kent and Ionia, State of Michigan, 2019 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	4.000%	05/01/2036	A+	$865,000	$1,059,608
West Bloomfield School District, County of Oakland, State of Michigan, 2020 School Building and Site Bonds, (General Obligation - Unlimited Tax)	3.000%	05/01/2036	A1	3,825,000	4,233,778

					33,515,102

Minnesota (2.69%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa2	2,720,000	2,871,368
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	2.375%	02/01/2025	Aaa	2,805,000	2,927,747
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2026	Aaa	1,000,000	1,057,540
Independent School District No. 720, Shakopee Public Schools, Minnesota, General Obligation School Building Bonds, Series 2015A	3.250%	02/01/2026	Baa1	3,860,000	4,175,130
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2027	Aaa	1,590,000	1,675,288
City of Eagan, Minnesota, General Obligation Bonds, Series 2018A	3.250%	02/01/2032	Aaa	1,245,000	1,368,554
Independent School District No. 622, (North St. Paul-Maplewood-Oakdale), Minnesota, (Ramsey and Washington Counties), General Obligation Facilities Maintenance Bonds, Series 2019B	3.000%	02/01/2034	A1	3,300,000	3,663,693
City of Minneapolis, Minnesota, General Obligation Bonds (Green Bonds), Series 2019	3.000%	12/01/2035	AAA	2,000,000	2,169,860

					19,909,180

Mississippi (1.30%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	Baa3	1,000,000	1,003,570
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2022	Aa2	2,480,000	2,606,009
State of Mississippi, General Obligation Bonds, Series 2015F (Tax-Exempt)	3.000%	11/01/2026	Aa2	3,000,000	3,359,640
Mississippi Development Bank, Special Obligation Bonds, Series 2015, (Canton Public School District, Madison County, Mississippi, General Obligation Bond Project)	4.250%	12/01/2028	A1	2,305,000	2,686,892

					9,656,111

Missouri (2.92%)
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	3.500%	03/01/2022	Aa1	295,000	307,272
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2024	Aa1	2,050,000	2,146,043
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2027	Aa3	465,000	518,568
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2028	Aa3	400,000	444,936
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2029	Aa3	425,000	471,359
Liberty Public School District No. 53, Clay County, Missouri, General Obligation School Building Bonds, Series 2018	4.000%	03/01/2033	AA	1,000,000	1,138,420
Liberty Public School District No. 53, Clay County, Missouri, General Obligation School Building Bonds, Series 2018	4.000%	03/01/2034	AA	2,500,000	2,831,675
Wentzville R-IV School District, St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2018	4.000%	03/01/2034	Aa2	3,000,000	3,500,010

46	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Missouri (Cont.)
Francis Howell R-III School District, St. Charles County, Missouri, General Obligation Bonds, Series 2020	3.000%	03/01/2035	AA	$3,750,000	$4,181,662
City of Columbia, Missouri, Water and Electric System Refunding Revenue Bonds, Series 2019B	3.000%	10/01/2035	A+	3,520,000	3,812,547
Carthage R-IX School District of Jasper County, Missouri, General Obligation Bonds, (Missouri Direct Deposit Program), Series 2020A	3.000%	03/01/2036	A+	500,000	550,050
Reorganized School District No. 7 of Jackson County, Missouri, (Lee’s Summit R-7), General Obligation School Building Bonds, Series 2016	5.000%	03/01/2036	AA+	1,000,000	1,128,330
Carthage R-IX School District of Jasper County, Missouri, General Obligation Bonds, (Missouri Direct Deposit Program), Series 2020A	3.000%	03/01/2037	A+	550,000	603,301

					21,634,173

Montana (3.91%)
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	3.500%	06/15/2025	A+	860,000	975,128
High School District No. 44 (Belgrade), Gallatin County, Montana, General Obligation School Building Bonds, Series 2016	3.000%	06/01/2027	A+	525,000	588,709
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2032	A+	945,000	1,170,656
High School District No. 1 (Missoula), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2032	Aa3	1,010,000	1,188,760
City of Forsythe, Montana, Pollution Control Revenue Refunding Bonds, (Portland General Electric Company Project), Series 1998A (Non-AMT)	2.125%	05/01/2033	A	5,000,000	5,320,900
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2033	A+	1,005,000	1,240,069
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	4.500%	07/01/2033	A+	560,000	686,112
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2033	A+	520,000	616,382
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2034	A+	505,000	621,822
High School District No. A (Great Falls), Cascade County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2034	A+	725,000	918,169
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2034	A+	805,000	1,019,484
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2034	A+	565,000	668,163
School District No. 6 (Columbia Falls), Flathead County, Montana, General Obligation School Building Bonds, Series 2019	4.000%	07/01/2034	A+	1,000,000	1,227,520
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.250%	06/15/2035	A+	880,000	1,095,134
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2035	A+	1,925,000	2,432,180
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2035	A+	845,000	996,889
School District No. 6 (Columbia Falls), Flathead County, Montana, General Obligation School Building Bonds, Series 2019	4.000%	07/01/2035	A+	750,000	917,932
State of Montana, The Board of Regents of Higher Education, The University of Montana, General Revenue Bonds, Series 2019B	3.000%	11/15/2035	Aa3	3,660,000	4,043,531
K-12 School District No. 1 (Townsend), Broadwater County, Montana, General Obligation School Building Bonds, Series 2020	3.000%	07/01/2036	A+	750,000	847,845
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2036	A+	585,000	688,013

See accompanying notes to financial statements.	47

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Montana (Cont.)
School District No. 6 (Columbia Falls), Flathead County, Montana, General Obligation School Building Bonds, Series 2019	4.000%	07/01/2036	A+	$965,000	$1,176,586
K-12 School District No. 1 (Townsend), Broadwater County, Montana, General Obligation School Building Bonds, Series 2020	3.000%	07/01/2037	A+	465,000	523,860

					28,963,844

Nebraska (1.74%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,340,852
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011 (Prerefunded to 12-15-2021 @ 100)(b)	5.000%	12/15/2023	AA-	1,560,000	1,637,626
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	3.000%	12/15/2024	AA-	145,000	160,134
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	4.000%	12/15/2025	AA-	180,000	211,936
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011 (Prerefunded to 12-15-2021 @ 100)(b)	5.000%	12/15/2026	AA-	1,925,000	2,020,788
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2028	AA	150,000	176,292
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2028	AA-	250,000	302,273
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2029	AA	250,000	291,835
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015 (Prerefunded to 12-15-2025 @ 100)(b)	5.000%	12/15/2029	AA-	260,000	321,326
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2030	AA	325,000	377,851
Hall County School District 0002, in the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014 (Prerefunded to 12-15-2024 @ 100)(b)	5.000%	12/15/2030	AA-	700,000	833,133
Nebraska Public Power District, General Revenue Bonds, 2014 Series A	5.000%	01/01/2031	A1	1,900,000	1,988,369
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014 (Prerefunded to 12-15-2024 @ 100)(b)	5.000%	12/15/2032	AA-	565,000	672,457
The City of Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Series 2019	3.000%	06/15/2034	Aa1	1,105,000	1,251,810
The City of Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Series 2019	3.000%	06/15/2035	Aa1	1,140,000	1,283,138

					12,869,820

Nevada (0.47%)
Nevada System of Higher Education, Universities Revenue Bonds, Series 2016A	4.000%	07/01/2030	AA-	3,045,000	3,507,505
New Jersey (2.11%)
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa1	750,000	751,043
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2020	AA+	315,000	315,321
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,778,781
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2022	AA+	750,000	792,818
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2022	AA+	600,000	634,374
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	4.000%	12/15/2023	AA+	465,000	500,047
The Board of Education, of the Somerset Hills School District, in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2024	Aa1	2,345,000	2,452,354
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds	3.500%	01/15/2027	AA	3,330,000	3,785,577

48	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Jersey (Cont.)
The Board of Education of the Township of Livingston, In the County of Essex, New Jersey, Refunding School Bonds	4.000%	07/15/2029	AA+	$1,000,000	$1,146,190
Township of Moorestown, in the County of Burlington, New Jersey, General Obligation Bonds Consisting of General Improvement Bonds and Water-Sewer Utility Bonds	4.000%	01/15/2030	Aaa	1,140,000	1,216,756
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds	4.000%	01/15/2032	AA	2,000,000	2,272,440

					15,645,701

New Mexico (3.35%)
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	Aa3	2,000,000	2,092,280
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.000%	08/15/2023	Aaa	1,030,000	1,080,305
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.250%	08/15/2024	Aaa	1,050,000	1,108,034
Bernalillo County, New Mexico, General Obligation Bonds, Series 2015	3.000%	08/15/2025	Aaa	1,235,000	1,325,945
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2026	AA	225,000	247,093
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.000%	08/01/2026	Aa3	900,000	988,434
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2027	AA	700,000	765,485
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.250%	08/01/2027	Aa3	900,000	993,672
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A	3.000%	08/01/2027	A2	1,515,000	1,670,030
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2028	AA	725,000	789,619
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.500%	08/01/2028	Aa3	900,000	997,020
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A	3.125%	08/01/2028	A2	1,515,000	1,663,440
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2029	AA	750,000	813,608
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation School Building Bonds, Series 2018	3.625%	08/01/2029	AA	3,075,000	3,531,760
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation School Building Bonds, Series 2018	4.000%	08/01/2030	AA	1,000,000	1,164,490
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds, Series 2018	5.000%	08/01/2034	Aa3	1,800,000	2,299,410
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds, Series 2018	5.000%	08/01/2035	Aa3	2,600,000	3,313,050

					24,843,675

New York (0.84%)
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	A+	3,000,000	3,343,590
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa1	2,500,000	2,863,700

					6,207,290

North Carolina (2.38%)
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,012,380
City of Salisbury, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020	5.000%	02/01/2026	AA-	1,960,000	2,415,935
Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Refunding Bonds, Series 2013	4.000%	07/01/2027	AA+	1,210,000	1,321,635
City of Salisbury, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020	5.000%	02/01/2028	AA-	890,000	1,155,612
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2028	AA-	700,000	832,454

See accompanying notes to financial statements.	49

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
North Carolina (Cont.)
City of Salisbury, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020	5.000%	02/01/2029	AA-	$935,000	$1,242,680
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2029	AA-	265,000	313,169
City of Salisbury, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020	5.000%	02/01/2030	AA-	500,000	678,735
City of Salisbury, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020	5.000%	02/01/2031	AA-	500,000	673,275
County of Union, North Carolina, Enterprise Systems Revenue Bonds, Series 2017	3.000%	06/01/2031	Aa1	2,850,000	3,186,699
County of Forsyth, North Carolina, General Obligation, Public Improvement Bonds, Series 2019B	3.000%	03/01/2032	Aaa	1,000,000	1,152,290
City of Salisbury, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020	5.000%	02/01/2033	AA-	750,000	998,115
City of Salisbury, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020	5.000%	02/01/2035	AA-	1,000,000	1,323,240
City of Salisbury, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020	5.000%	02/01/2037	AA-	1,000,000	1,313,980

					17,620,199

North Dakota (1.49%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,014,580
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.000%	05/01/2027	Aa1	860,000	911,875
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.125%	05/01/2028	Aa1	845,000	896,165
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.250%	05/01/2029	Aa1	835,000	884,833
Bismarck Public School District No. 1, Burleigh County, North Dakota, General Obligation School Building Bonds, Series 2017	3.125%	05/01/2030	Aa2	1,695,000	1,857,246
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2017, Series M	3.125%	05/01/2031	Aa1	1,015,000	1,116,855
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2017, Series M	3.125%	05/01/2032	Aa1	1,060,000	1,161,940
City of Fargo, North Dakota, Refunding Improvement Bonds, Series 2019A	3.000%	05/01/2033	Aa2	1,350,000	1,501,200
City of Fargo, North Dakota, Refunding Improvement Bonds, Series 2019A	3.000%	05/01/2034	Aa2	1,550,000	1,718,950

					11,063,644

Ohio (5.33%)
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,100,820
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A (Prerefunded to 11-01-2021 @ 100)(b)	4.300%	11/01/2023	AA-	2,840,000	2,946,528
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2025	Aa3	660,000	740,645
Lake Local School District, Stark and Portage Counties, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2015	3.000%	12/01/2025	AA-	190,000	199,546
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,430,000	1,479,464
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2026	Aa3	865,000	982,458

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	3.000%	12/01/2027	Aa2	$1,000,000	$1,112,710
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2027	Aa2	175,000	198,935
Perrysburg Exempted Village School District, Wood County, Ohio, School Facilities Construction and Improvement Bonds, Series 2015 (General Obligation - Unlimited Tax)	4.000%	12/01/2027	A1	1,250,000	1,404,375
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A (Prerefunded to 11-01-2022 @ 100)(b)	5.000%	11/01/2028	Aa2	1,000,000	1,091,440
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	4.000%	12/01/2028	Aa2	1,565,000	1,809,343
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified) (Prerefunded to 12-01-2023 @ 100)(b)	5.000%	12/01/2028	Aa2	225,000	256,604
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014 (Prerefunded to 11-01-2023 @ 100)(b)	5.000%	11/01/2029	Aa2	800,000	910,504
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified) (Prerefunded to 12-01-2023 @ 100)(b)	5.000%	12/01/2029	Aa2	200,000	228,092
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014 (Prerefunded to 11-01-2023 @ 100)(b)	5.000%	11/01/2030	Aa2	1,335,000	1,519,404
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2030	Aa2	235,000	282,486
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	4.000%	12/01/2030	Aa2	365,000	396,390
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2030	Aa1	750,000	871,088
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2031	Aa2	220,000	262,548
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2031	Aa1	350,000	404,117
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A (Prerefunded to 11-01-2022 @ 100)(b)	5.000%	11/01/2032	Aa2	1,500,000	1,637,160
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2032	Aa2	220,000	260,363
City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2020	4.000%	12/01/2032	Aa3	315,000	352,309
Cuyahoga Community College District, Ohio, Facilities Construction and Improvement Bonds, Series 2018, (General Obligation - Unlimited Tax)	4.000%	12/01/2032	AA	1,750,000	2,021,880
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2032	Aa1	375,000	430,451
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2033	Aa2	370,000	435,024
City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2020	4.000%	12/01/2033	Aa3	235,000	262,246
Dublin City School District, Franklin, Delaware, and Union Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2033	Aa1	500,000	615,645
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2033	Aa1	400,000	457,456
Worthington City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2033	Aa1	790,000	959,186

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
North Canton City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2020	3.000%	11/01/2034	Aa3	$1,065,000	$1,192,150
Cuyahoga Community College District, Ohio, Facilities Construction and Improvement Bonds, Series 2018, (General Obligation - Unlimited Tax)	4.000%	12/01/2034	AA	1,000,000	1,150,990
Dublin City School District, Franklin, Delaware, and Union Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2034	Aa1	500,000	614,705
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2034	Aa1	875,000	997,106
City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2020	4.000%	12/01/2035	Aa3	1,870,000	2,076,598
Dublin City School District, Franklin, Delaware, and Union Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2035	Aa1	500,000	612,720
Worthington City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unimited Tax)	4.000%	12/01/2035	Aa1	475,000	568,000
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2020A	4.000%	09/01/2036	Aa3	3,000,000	3,638,760
North Canton City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2020	3.000%	11/01/2036	Aa3	685,000	761,556
Dublin City School District, Franklin, Delaware, and Union Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2036	Aa1	1,000,000	1,221,410
North Canton City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2020	3.000%	11/01/2037	Aa3	955,000	1,058,761

					39,521,973

Oklahoma (1.30%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,507,700
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2016	3.000%	04/01/2028	AA	3,000,000	3,153,060
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,835,000	2,104,360
The Edmond Public Works Authority, (Edmond, Oklahoma), Sales Tax and Utility System Revenue Bonds, Series 2017	5.000%	07/01/2032	AA-	1,500,000	1,882,800

					9,647,920

Oregon (1.09%)
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.250%	12/01/2024	AA-	400,000	430,136
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aa1	1,330,000	1,350,575
State of Oregon, General Obligation Bonds, 2016 Series J, (Veterans’ Welfare Bonds Series 97A) (Refunding)	2.800%	06/01/2025	Aa1	155,000	169,314
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014 (Prerefunded to 06-15-2024 @ 100)(b)	5.000%	06/15/2028	A+	2,500,000	2,918,775
Administrative School District No. 1 (Bend-La Pine), Deschutes County, Oregon, General Obligation Bonds, Series 2019	3.000%	06/15/2035	Aa2	2,865,000	3,224,730

					8,093,530

Pennsylvania (1.15%)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aaa	1,605,000	1,622,414
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	3.000%	06/01/2026	AA+	330,000	373,385
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aaa	2,505,000	2,532,179
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	4.000%	06/01/2028	AA+	340,000	400,133

52	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (Cont.)
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	4.000%	06/01/2029	AA+	$305,000	$356,868
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt) (Prerefunded to 10-01-2022 @ 100)(b)	5.000%	10/01/2030	AA	1,500,000	1,631,490
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014 (Prerefunded to 11-15-2024 @ 100)(b)	5.000%	11/15/2031	AA	1,365,000	1,619,272

					8,535,741

South Carolina (1.62%)
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2023	Aa2	2,315,000	2,466,424
School District No. 1 of Richland County, South Carolina, General Obligation Refunding Bonds, Series 2011A (Prerefunded to 09-01-2021 @ 100)(b)	4.000%	03/01/2023	AA-	1,675,000	1,722,888
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.000%	12/01/2025	AA	355,000	379,726
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2026	AA	270,000	293,096
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2027	AA	380,000	410,434
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2028	AA	520,000	570,710
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2016B	4.000%	02/01/2029	Aa1	1,045,000	1,248,932
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B (Prerefunded to 03-01-2023 @ 100)(b)	5.000%	03/01/2030	Aa3	2,160,000	2,391,314
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2030	AA	535,000	583,498
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2019A	3.000%	02/01/2035	Aa1	1,750,000	1,948,870

					12,015,892

South Dakota (0.04%)
Harrisburg School District 41-2, South Dakota, General Obligation Bonds, Series 2012 (Prerefunded to 01-15-2022 @ 100)(b)	3.000%	07/15/2022	AA-	250,000	257,765
Tennessee (2.69%) The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A (Prerefunded to 05-15-2021 @ 100)(b)	4.500%	05/15/2022	AA	2,760,000	2,814,703
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	Aa2	895,000	896,799
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series BB-2015	3.000%	03/01/2025	Aa1	1,170,000	1,236,491
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2028	Aa2	725,000	733,280
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2029	Aa2	750,000	758,295
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2030	Aa2	775,000	783,339
Washington County, Tennessee, General Obligation School and Improvement Bonds, Series 2017B	3.000%	06/01/2030	Aa2	850,000	945,685
Washington County, Tennessee, General Obligation School Bonds, Series 2017A	3.000%	06/01/2030	Aa2	935,000	1,040,253
Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014	5.000%	09/01/2031	AA+	1,065,000	1,239,713
City of Knoxville, Tennessee, Wastewater System Revenue Refunding Bonds, Series 2013A	3.375%	04/01/2034	Aa2	5,000,000	5,035,000
The City of Portland, Tennessee, Water and Sewer System Revenue Bonds, Series 2020	4.000%	04/01/2035	A	1,225,000	1,471,519

See accompanying notes to financial statements.	53

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Tennessee (Cont.)
City of Memphis, Tennessee Memphis Light, Gas and Water Division, Electric System Revenue Bonds, Series 2020A	3.000%	12/01/2035	A+	$1,000,000	$1,133,490
City of Memphis, Tennessee Memphis Light, Gas and Water Division, Electric System Revenue Bonds, Series 2020A	3.000%	12/01/2036	A+	1,640,000	1,844,852

					19,933,419

Texas (2.99%)
City of Austin, Texas, Water and Wastewater System Revenue Bonds Series 2019A (Currently Refunded to 12-10-2020 @ 100)(b)	5.000%	11/15/2025	Aa2	2,280,000	2,282,462
Eanes Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax School Building Bonds, Series 2015A	3.500%	08/01/2026	AA+	1,670,000	1,860,263
City of Austin, Texas, (Travis, Williamson and Hays Counties), Water and Wastewater System Revenue, Refunding Bonds, Series 2010A (Currently Refunded to 12-10-2020 @ 100)(b)	5.000%	11/15/2026	Aa2	2,465,000	2,467,662
State of Texas, General Obligation Bonds, Water Financial Assistance Bonds, Series 2016A (Economically Distressed Areas Program)	3.000%	08/01/2027	Aaa	2,325,000	2,593,491
City of Laredo, Texas, Waterworks and Sewer System Revenue Bonds, New Series 2019	5.000%	03/01/2032	Aa3	250,000	316,023
Lake Travis Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax Refunding Bonds, Series 2017	4.000%	02/15/2033	AA+	1,000,000	1,160,850
City of Laredo, Texas, Waterworks and Sewer System Revenue Bonds, New Series 2019	5.000%	03/01/2033	Aa3	200,000	251,572
Gregory-Portland Independent School District, (San Patricio County, Texas), Unlimited Tax School Building Bonds, Series 2018A	4.000%	02/15/2034	Aa2	1,565,000	1,675,724
City of Laredo, Texas, Waterworks and Sewer System Revenue Bonds, New Series 2019	4.000%	03/01/2034	Aa3	280,000	332,746
Gregory-Portland Independent School District, (San Patricio County, Texas), Unlimited Tax School Building Bonds, Series 2018A	4.000%	02/15/2035	Aa2	2,710,000	2,898,643
City of Laredo, Texas, Waterworks and Sewer System Revenue Bonds, New Series 2019	4.000%	03/01/2035	Aa3	200,000	237,250
City Of Beaumont, Texas, (A political subdivision of the State of Texas located within Jefferson County, Texas), Waterworks and Sewer System Revenue and Refunding Bonds, Series 2020A	4.000%	09/01/2035	A1	1,515,000	1,853,906
City of Laredo, Texas, Waterworks and Sewer System Revenue Bonds, New Series 2019	4.000%	03/01/2036	Aa3	325,000	384,387
Waco Education Finance Corporation, Revenue Refunding Bonds, Baylor University Issue, Series 2020A, (Tax-Exempt Fixed Rate Bonds)	4.000%	03/01/2036	A+	750,000	895,245
City Of Beaumont, Texas, (A political subdivision of the State of Texas located within Jefferson County, Texas), Waterworks and Sewer System Revenue and Refunding Bonds, Series 2020A	4.000%	09/01/2036	A1	1,720,000	2,096,611
Waco Education Finance Corporation, Revenue Refunding Bonds, Baylor University Issue, Series 2020A, (Tax-Exempt Fixed Rate Bonds)	4.000%	03/01/2037	A+	725,000	863,062

					22,169,897

Utah (0.91%)
Snyderville Basin Special Recreation District, Summit County, Utah, General Obligation Bonds, Series 2015A	3.000%	12/15/2025	Aa1	1,260,000	1,395,601
Jordan Valley Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B	4.000%	10/01/2033	AA+	1,000,000	1,174,030
The Central Utah Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B, (Crossover Refunding)	4.000%	10/01/2033	AA+	2,500,000	2,980,075
Jordan Valley Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B	4.000%	10/01/2034	AA+	1,000,000	1,172,110

					6,721,816

54	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Vermont (0.53%)
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2032	Aa3	$175,000	$225,148
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2033	Aa3	190,000	243,183
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2034	Aa3	255,000	325,401
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2034	Aa3	410,000	523,193
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2035	Aa3	265,000	336,696
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2035	Aa3	435,000	552,689
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2036	Aa3	910,000	1,152,542
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2037	Aa3	440,000	555,865

					3,914,717

Virginia (0.75%)
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,070,000	1,070,000
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A (Prerefunded to 12-01-2020 @ 100)(b)	4.000%	12/01/2025	NR	330,000	330,000
Loudoun County Sanitation Authority (Virginia), Water and Sewer System Revenue and Refunding Bonds, Series 2013	4.000%	01/01/2027	Aaa	650,000	700,908
County of Stafford, Virginia, General Obligation Public Improvement Bonds, Series 2013	4.000%	07/01/2030	Aaa	1,205,000	1,313,992
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2012 D (Prerefunded to 08-01-2022 @ 100)(b)	4.000%	08/01/2030	Aa1	2,000,000	2,124,800

					5,539,700

Washington (6.54%)
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.000%	12/01/2024	A1	1,875,000	1,978,837
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016	4.625%	12/01/2024	Aa3	235,000	235,834
City of Spokane, Washington, Unlimited Tax General Obligation Bonds, 2015	3.000%	12/01/2025	Aa2	1,295,000	1,432,205
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2015	3.500%	12/01/2025	AA+	2,000,000	2,315,060
State of Washington, Various Purpose General Obligation Refunding Bonds, Series R-2013C	4.000%	07/01/2026	AA+	2,500,000	2,735,075
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2027	Aa2	400,000	454,892
Hockinson School District No. 98, Clark County, Washington, Unlimited Tax General Obligation Bonds, 2015	4.000%	12/01/2027	A+	1,090,000	1,246,317
City of Camas, Washington, Water and Sewer Revenue and Refunding Bonds, 2015	4.000%	12/01/2028	Aa3	1,050,000	1,205,054
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2028	Aa2	350,000	393,897
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2016	4.000%	12/01/2028	AA+	1,000,000	1,180,260
Public Utility District No. 1 of Pend Oreille County, Washington, Electric Revenue Refunding Bonds, 2019	3.000%	01/01/2029	Baa2	895,000	914,699
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2029	A1	1,000,000	1,140,370
City of Everett, Washington, Water and Sewer Revenue Refunding Bonds, 2016	3.125%	12/01/2029	AA+	2,000,000	2,257,740
City of Tacoma, Washington, Solid Waste Revenue Refunding Bonds, 2016B	5.000%	12/01/2029	A1	1,525,000	1,881,972
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2030	AA-	985,000	1,115,946

See accompanying notes to financial statements.	55

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
Public Utility District No. 1 Of Pend Oreille County, Washington, Electric Revenue Refunding Bonds, 2019	3.000%	01/01/2030	Baa2	$920,000	$931,390
Energy Northwest, Columbia Generating Station Electric Revenue and Refunding Bonds, Series 2015-A	5.000%	07/01/2030	AA-	5,000,000	5,977,100
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2030	A1	2,100,000	2,393,328
Public Utility District No. 1 Of Pend Oreille County, Washington, Electric Revenue Refunding Bonds, 2019	3.000%	01/01/2031	Baa2	945,000	948,903
Bainbridge Island School District No. 303, Kitsap County, Washington, Unlimited Tax General Obligation Bonds, 2017A	4.000%	12/01/2033	Aa2	840,000	987,428
Bellevue School District No 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2019	3.000%	12/01/2033	AA+	5,095,000	5,687,396
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2017	4.000%	12/01/2033	AA+	5,000,000	5,877,550
Public Utility District No. 1 of Clark County, Washington, Water System Revenue and Refunding Bonds, Series 2017	5.000%	01/01/2034	AA-	1,010,000	1,238,583
Bainbridge Island School District No. 303, Kitsap County, Washington, Unlimited Tax General Obligation Bonds, 2017A	4.000%	12/01/2034	Aa2	510,000	598,755
Selah School District No. 119, Yakima and Kittitas Counties, Washington, Unlimited Tax General Obligation Bonds, 2018	4.375%	12/01/2034	A1	1,040,000	1,263,018
Public Utility District No.1 of Okanogan County, Washington, Electric System Revenue Bonds, 2020 Series A	4.000%	12/01/2035	A1	500,000	602,605
Public Utility District No.1 of Okanogan County, Washington, Electric System Revenue Bonds, 2020 Series A	4.000%	12/01/2036	A1	400,000	480,176
Public Utility District No.1 of Okanogan County, Washington, Electric System Revenue Bonds, 2020 Series A	4.000%	12/01/2037	A1	800,000	957,400

					48,431,790

West Virginia (1.43%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B (Prerefunded to 10-01-2021 @ 100)(b)	5.000%	10/01/2023	Aa3	2,510,000	2,610,350
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B (Prerefunded to 10-01-2021 @ 100)(b)	5.000%	10/01/2024	Aa3	3,200,000	3,327,936
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012 (Prerefunded to 05-01-2022 @ 100)(b)	4.000%	05/01/2025	AA-	1,105,000	1,163,609
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	4.000%	05/01/2026	AA-	350,000	412,727
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	2.250%	05/01/2026	AA-	125,000	138,024
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012 (Prerefunded to 05-01-2022 @ 100)(b)	4.000%	05/01/2026	AA-	2,180,000	2,295,627
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	5.000%	05/01/2027	AA-	515,000	634,356

					10,582,629

Wisconsin (6.10%)
Milwaukee Metropolitan Sewerage District, General Obligation Sewerage System Refunding Bonds, Series 2015C	2.500%	10/01/2024	Aa1	2,000,000	2,169,900
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A	1,000,000	1,003,690
City of Oshkosh, Wisconsin, (Winnebago County), Water System Revenue Refunding Bonds, Series 2016G	2.000%	01/01/2026	Aa3	130,000	135,833
Muskego-Norway School District, Waukesha and Racine Counties, Wisconsin, General Obligation School Building and Improvement Bonds	3.000%	04/01/2026	AA	2,495,000	2,808,921

56	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Coupon rate	Maturity date	Rating(a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
City of Oshkosh, Wisconsin, (Winnebago County), General Obligation Refunding Bonds, Series 2016H	2.000%	08/01/2026	Aa3	$1,090,000	$1,145,350
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds (Prerefunded to 04-01-2024 @ 100)(b)	4.000%	04/01/2027	Aa3	340,000	382,381
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds (Prerefunded to 04-01-2024 @ 100)(b)	4.000%	04/01/2028	Aa3	275,000	309,279
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds (Prerefunded to 04-01-2024 @ 100)(b)	4.000%	04/01/2029	Aa3	400,000	449,860
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2029	A	1,000,000	1,165,310
School District of Wisconsin Dells, Adams, Columbia, Juneau, Marquette and Sauk Counties, Wisconsin, General Obligation Refunding Bonds	3.125%	03/01/2030	AA-	1,595,000	1,763,225
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2030	A	2,000,000	2,328,080
School District of Wisconsin Dells, Adams, Columbia, Juneau, Marquette and Sauk Counties, Wisconsin, General Obligation Refunding Bonds	3.250%	03/01/2031	AA-	1,395,000	1,543,274
Waupaca County, Wisconsin, General Obligation Highway Facility Building Bonds, Series 2018A	3.250%	03/01/2031	Aa2	1,160,000	1,306,926
Burlington Area School District, Racine, Walworth and Kenosha Counties, Wisconsin, General Obligation Refunding Bonds	3.125%	04/01/2031	A+	1,000,000	1,101,020
D.C. Everest Area School District, Marathon County, Wisconsin, General Obligation School Building and Improvement Bonds, Series 2018	3.375%	04/01/2031	AA	3,900,000	4,377,867
School District of Poynette, Dane and Columbia Counties, Wisconsin, General Obligation Refunding Bonds	3.000%	04/01/2031	AA	850,000	940,321
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2031	Aa2	300,000	355,437
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2031	A	2,200,000	2,558,116
Calumet County, Wisconsin, General Obligation County Building Bonds	3.000%	12/01/2031	AA+	1,300,000	1,505,712
Burlington Area School District, Racine, Walworth and Kenosha Counties, Wisconsin, General Obligation Refunding Bonds	3.250%	04/01/2032	A+	1,120,000	1,233,422
Hamilton School District, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds	3.250%	04/01/2032	Aa1	3,390,000	3,732,424
School District of Poynette, Dane and Columbia Counties, Wisconsin, General Obligation Refunding Bonds	3.125%	04/01/2032	AA	1,520,000	1,680,892
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2017F	3.000%	04/01/2032	AA+	2,240,000	2,420,141
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2032	Aa2	675,000	796,129
Calumet County, Wisconsin, General Obligation County Building Bonds	3.000%	12/01/2032	AA+	1,325,000	1,524,002
Calumet County, Wisconsin, General Obligation County Building Bonds	3.000%	12/01/2033	AA+	1,375,000	1,574,719
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2034	Aa2	1,390,000	1,628,190
Sun Prarie Area School District, Dane and Columbia Counties, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2035	AA	1,405,000	1,552,384
Sun Prarie Area School District, Dane and Columbia Counties, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2036	AA	1,535,000	1,690,879

					45,183,684

Total Long-term Municipal Bonds
(cost $662,552,086)					711,395,813

See accompanying notes to financial statements.	57

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2020

	Shares	Value
Short-term Investments (3.02%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 0.03%(d)	22,375,993	$22,375,993

Total Short-term Investments
(cost $22,375,993)		22,375,993

TOTAL INVESTMENTS (99.02%)
(cost $684,928,079)		733,771,806
OTHER ASSETS, NET OF LIABILITIES (0.98%)		7,238,223

NET ASSETS (100.00%)		$741,010,029

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.
(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.
(c)	Rate shown is fixed until mandatory tender date of July 1, 2026.
(d)	Rate shown is the 7-day yield as of November 30, 2020.

NR – Not Rated

58	See accompanying notes to financial statements.

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STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2020

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,477,106,940	1,070,021,881	480,631,824	684,928,079

Investments in securities at market value	$5,804,002,116	2,243,207,615	493,206,966	733,771,806
Receivables:
Dividends and interest	15,725,003	7,580,119	1,807,649	7,320,014
Shares of the Fund sold	2,348,438	987,702	461,005	353,921
Prepaid expenses	90,371	37,510	10,271	14,145

Total assets	5,822,165,928	2,251,812,946	495,485,891	741,459,886

Liabilities and Net Assets
Distributions to shareholders	—	—	3,935	248,636
Payables:
Shares of the Fund redeemed	1,788,021	466,381	213,961	66,776
Trustees’ fees and expenses	16,956	6,359	201	2,565
Due to affiliates	512,727	219,794	54,385	82,258
Accrued liabilities	85,087	59,375	40,533	49,622

Total liabilities	2,402,791	751,909	313,015	449,857

Net assets applicable to shares outstanding of common stock	$5,819,763,137	2,251,061,037	495,172,876	741,010,029

Fund shares outstanding (no par value, unlimited number of shares authorized)	59,614,077	27,565,703	47,777,770	81,974,660
Net asset value, offering price and redemption price per share	$97.62	81.66	10.36	9.04

Analysis of Net Assets
Paid-in-capital	$1,388,293,110	1,040,079,749	482,988,737	691,632,326
Total distributable earnings (loss)	4,431,470,027	1,210,981,288	12,184,139	49,377,703

Net assets applicable to shares outstanding	$5,819,763,137	2,251,061,037	495,172,876	741,010,029

60	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2020

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$129,388,200	32,993,346	—	—
Interest	162,414	17,597,187	6,494,836	58,779
Tax-exempt interest	—	—	—	19,211,745
	129,550,614	50,590,533	6,494,836	19,270,524
Less: foreign withholding taxes	(1,064,760)	(423,706)	—	—
Total investment income	128,485,854	50,166,827	6,494,836	19,270,524
Expenses:
Investment advisory and management fees	5,487,864	2,238,797	497,275	791,457
Trustees’ fees and expenses	246,254	96,644	17,123	34,540
Reports to shareholders	97,815	51,103	17,958	19,024
Professional fees	69,703	56,860	9,383	15,013
Audit fees	69,462	69,460	69,476	69,612
Errors and omissions insurance	150,639	58,765	10,314	20,754
Custodian fees	112,221	42,033	1,434	8,784
ICI dues	94,851	36,508	6,602	12,457
Regulatory Fees	35,570	27,447	32,708	25,728
Fidelity bond expense	896	343	60	122
Securities valuation fees	10,231	162,268	20,569	152,980

Total expenses	6,375,506	2,840,228	682,902	1,150,471

Net expenses	6,375,506	2,840,228	682,902	1,150,471

Net investment income	122,110,348	47,326,599	5,811,934	18,120,053
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	50,874,602	17,279,057	(4,405)	671,779
Net realized gain (loss) on foreign currency transactions	(293,741)	(56,305)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	495,954,432	163,695,182	9,183,914	18,059,864

Net realized and unrealized gain (loss) on investments	546,535,293	180,917,934	9,179,509	18,731,643

Net change in net assets resulting from operations	$668,645,641	228,244,533	14,991,443	36,851,696

See accompanying notes to financial statements.	61

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2020	2019
From operations:
Net investment income	$122,110,348	132,750,127
Net realized gain (loss)	50,580,861	52,420,021
Change in net unrealized appreciation or depreciation	495,954,432	536,036,280

Net change in net assets resulting from operations	668,645,641	721,206,428
Distributions to shareholders from and in excess of:
Distributions (Net investment income, Net realized gain)	(181,531,414)	(191,944,110)

Total distributions to shareholders	(181,531,414)	(191,944,110)
From Fund share transactions:
Proceeds from shares sold	245,052,230	199,828,694
Reinvestment of distributions	170,226,604	180,848,201

	415,278,834	380,676,895
Less payments for shares redeemed	(585,160,917)	(399,994,725)

Net increase (decrease) in net assets from Fund share transactions	(169,882,083)	(19,317,830)

Total increase (decrease) in net assets	317,232,144	509,944,488

Net assets:
Beginning of period	5,502,530,993	4,992,586,505

End of period	$5,819,763,137	5,502,530,993

Share Information
Sold	2,888,825	2,473,574
Issued in reinvestment of distributions	1,943,120	2,428,700
Redeemed	(6,785,766)	(4,929,214)

Net increase (decrease)	(1,953,821)	(26,940)

62	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2020	2019	2020	2019	2020	2019
47,326,599	51,265,300	5,811,934	5,786,711	18,120,053	19,150,572
17,222,752	6,053,170	(4,405)	(39,683)	671,779	180,673
163,695,182	202,378,400	9,183,914	11,469,844	18,059,864	28,664,827

228,244,533	259,696,870	14,991,443	17,216,872	36,851,696	47,996,072
(55,983,773)	(64,308,131)	(5,811,934)	(5,786,711)	(18,438,528)	(19,354,856)

(55,983,773)	(64,308,131)	(5,811,934)	(5,786,711)	(18,438,528)	(19,354,856)
133,601,946	103,936,282	272,566,071	71,553,432	78,430,037	55,962,858
53,290,330	61,372,575	5,716,538	5,697,366	15,338,456	16,096,796

186,892,276	165,308,857	278,282,609	77,250,798	93,768,493	72,059,654
(229,868,707)	(174,277,594)	(142,990,378)	(75,865,654)	(82,077,036)	(65,187,767)

(42,976,431)	(8,968,737)	135,292,231	1,385,144	11,691,457	6,871,887

129,284,329	186,420,002	144,471,740	12,815,305	30,104,625	35,513,103

2,121,776,708	1,935,356,706	350,701,136	337,885,831	710,905,404	675,392,301

2,251,061,037	2,121,776,708	495,172,876	350,701,136	741,010,029	710,905,404

1,807,747	1,489,550	26,310,110	7,161,372	8,786,824	6,418,044
717,928	933,982	552,545	569,476	1,714,383	1,846,831
(3,118,768)	(2,509,277)	(13,820,577)	(7,626,184)	(9,318,579)	(7,493,172)

(593,093)	(85,745)	13,042,078	104,664	1,182,628	771,703

See accompanying notes to financial statements.	63

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services-Investment Companies.” State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time SFIMC may purchase issues with longer maturities. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

For more information refer to Note 4 Income Taxes and Distributions to Shareholders.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2020. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-Issued” Basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2020, the Municipal Bond Fund did not have any when-issued securities.

New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. This update requires certain premiums on callable debt securities to be amortized to the earliest call date. The amendments will be applied on a modified-retrospective basis and are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Funds applied the amendments on a modified-retrospective basis beginning with the fiscal period ended November 30, 2020. This change had no material impact on the Trust’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement”, which removes, modifies, and adds certain fair value disclosure requirements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The Board assigns to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities, U.S. Treasury bills, and short-term municipal variable rate demand notes are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

		Investments in Securities

Fund	Level 1	Level 2	Level 3	Total
Growth Fund

Common Stocks (a)	$5,785,794,861	$—	$—	$5,785,794,861

Short-term Investments	18,207,255	—	—	18,207,255
Balanced Fund

Common Stocks (a)	1,553,308,874	—	—	1,553,308,874

Corporate Bonds	—	407,168,784	—	407,168,784

Foreign Government Bonds	—	2,187,419	—	2,187,419

Agency Commercial Mortgage-Backed

Securities	—	82,846,815	—	82,846,815

Agency Notes & Bonds	—	2,015,124	—	2,015,124

U.S. Treasury Obligations	—	178,967,689	—	178,967,689

Short-term Investments	16,712,910	—	—	16,712,910
Interim Fund

U.S. Treasury Obligations	—	489,393,045	—	489,393,045

Short-term Investments	3,813,921	—	—	3,813,921
Municipal Bond Fund

Long-term Municipal Bonds	—	711,395,813	—	711,395,813

Short-term Investments	22,375,993	—	—	22,375,993

(a) Industry classification is disclosed in the Schedules of Investments.

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2019 or for the year ended November 30, 2020. There were no transfers of securities between Level 1 and Level 2 as of November 30, 2020 as compared to November 30, 2019.

4.	Income Taxes and Distributions to Shareholders

As of November 30, 2020, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of November 30, 2020, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2020, each Fund’s aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,477,106,940	$4,401,368,476	$(74,473,300)	$4,326,895,176
Balanced Fund	1,070,021,881	1,203,353,247	(30,167,513)	1,173,185,734
Interim Fund	480,631,824	12,729,224	(154,082)	12,575,142
Municipal Bond Fund	684,928,079	48,932,952	(89,225)	48,843,727

The Growth Fund and Balanced Fund declare and pay income dividends, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 23, 2020, the Growth Fund declared an ordinary income dividend of $0.94744 per share and a capital gain dividend of $0.85632 per share to shareholders of record on December 22, 2020 (reinvestment date December 23, 2020).

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

On December 23, 2020, the Balanced Fund declared an ordinary income dividend of $0.80685 per share and a capital gain dividend of $0.62859 per share to shareholders of record on December 22, 2020 (reinvestment date December 23, 2020).

On December 23, 2020 the Municipal Bond Fund declared a capital gain dividend of $0.00821 per share to shareholders of record on December 22, 2020 (reinvestment date December 23, 2020).

For the year ended November 30, 2020, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after November 30, 2020, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

		Unused Non Expiring Capital Loss Carryforwards

Fund	Loss Carryforwards Utilized in 2020	Short-term	Long-term	Total
Interim Fund	$—	$6,148	$384,855	$391,003

As of November 30, 2020, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Growth Fund	$53,683,961	$50,874,602	$4,326,911,464	$—	$4,431,470,027
Balanced Fund	20,512,978	17,279,057	1,173,189,253	—	1,210,981,288
Interim Fund	—	—	12,575,142	(391,003)	12,184,139
Municipal Bond Fund	—	671,779	48,705,924	—	49,377,703

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to the recognition of net realized losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications for permanent differences among certain capital accounts without impacting its net asset value.

As of November 30, 2020, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss) (a)	Accumulated Undistributed Net Investment Income (Loss) (a)
Growth Fund	$—	$293,741	$(293,741)
Balanced Fund	—	56,305	(56,305)

(a) These components are each included as part of total distributable earnings (loss) within the Statements of Assets and Liabilities.

The tax character of distributions was designated as follows for the years ended November 30, 2020 and November 30, 2019.

2020	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Growth Fund	$—	$129,137,348	$52,394,066	$181,531,414
Balanced Fund	—	49,929,057	6,054,716	55,983,773
Interim Fund	—	5,811,934	—	5,811,934
Municipal Bond Fund	18,201,882	56,101	180,545	18,438,528

2019	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Growth Fund	$—	$128,727,664	$63,216,446	$191,944,110
Balanced Fund	—	50,441,287	13,866,844	64,308,131
Interim Fund	—	5,786,711	—	5,786,711
Municipal Bond Fund	18,893,462	257,110	204,284	19,354,856

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Transactions with Affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than the account fee imposed on certain shareholders of the Trust which is paid by redeeming shares from the shareholder’s account, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets. Prior-year reimbursements, if any, are not subject to recapture.

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $25 million at any one time to the Funds. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2020.

6.	Investment Transactions

For the year ended November 30, 2020, investment transactions (exclusive of short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)	Sales/ Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/ Maturities of U.S. Government Obligations
Growth Fund	$—	$218,807,027	$—	$—
Balanced Fund	31,819,776	71,952,066	32,115,977	40,063,398
Interim Fund	—	—	218,440,742	81,154,570
Municipal Bond Fund	82,718,867	68,712,413	—	—

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Principal Risks

Investing in a Fund may involve certain risks including, but not limited to, those described below. Please refer to the Funds’ prospectus and statement of additional information for more information on risks associated with investing in the Funds.

Management Risk

The assessment by the Funds’ investment adviser of the securities to be purchased or sold by a Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Market Risk

Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

Interest Rate Risk and Call Risk

The risk that the bonds a Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the

U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

Credit Risk

The risk that a bond issuer fails to make principal or interest payments when due to a Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

Municipal Bond Risk

Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders.

Inflation Risk

The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

Liquidity Risk

The investment adviser to the Funds may have difficulty selling securities a Fund holds at the time it would like to sell, and at the value a Fund has placed on those securities.

Tax Risk

The Growth Fund’s and Balanced Fund’s long-term ownership strategies historically has resulted in a low rate of turnover in their portfolios. Therefore, these Funds have accumulated a large amount of unrealized capital gains, and distribution of such gains to shareholders may be larger than the capital gain distributions made by other similar mutual funds. Should the Manager sell any appreciated assets, shareholders generally will receive their proportional share of the resulting realized capital gains regardless of how long they owned such shares. As a result, unless you are purchasing shares of the Growth Fund or Balanced Fund through a tax-advantaged account (such as an IRA), buying such shares at a time when the Growth Fund or Balanced Fund has unrealized gains might eventually cost you money in taxes.

Long-term Ownership Strategy Risk

The investment approach for the Growth Fund and the Balanced Fund generally emphasizes buying and holding securities over long periods. As such, the Growth Fund or the Balanced Fund could continue to hold certain securities through adverse cycles for those securities rather than selling them, which could cause such Fund to under perform compared to a fund that has invested in similar securities but actively shifts its portfolio assets to take advantage of market opportunities and that does not seek reduced portfolio turnover. In determining which portfolio securities to sell, the Manager considers, and seeks to mitigate, the amount of capital gains that may be realized by such sale.

Income Risk

The risk that the income from the bonds a Fund holds will decline. This risk applies when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

8.	Coronavirus Disease 2019

The Coronavirus Disease 2019, or “COVID-19”, outbreak is currently impacting the United States and many countries around the world. Due to the recent and rapidly evolving nature of these events, the Funds’ are unable to estimate the full impact at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$89.37	81.06	80.41	70.41	73.38
Income from Investment Operations
Net investment income(a)	1.99	2.13	1.93	1.84	1.75
Net gain (loss) on investments (both realized and unrealized)	9.22	9.30	1.51	10.50	4.15

Total from investment operations	11.21	11.43	3.44	12.34	5.90

Less Distributions
Net investment income	(2.11)	(2.09)	(1.90)	(1.78)	(1.76)
Net realized gain	(0.85)	(1.03)	(0.89)	(0.56)	(7.11)

Total distributions	(2.96)	(3.12)	(2.79)	(2.34)	(8.87)

Net asset value, end of period	$97.62	89.37	81.06	80.41	70.41

Total Return	12.96%	14.91%	4.41%	17.91%	9.54%
Ratios/Supplemental Data
Net assets, end of period (millions)	$5,819.8	5,502.5	4,992.6	4,960.5	4,296.6
Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.29%	2.62%	2.42%	2.46%	2.59%
Portfolio turnover rate(b)	0%	1%	0%	1%	0%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2018.

72	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$75.35	68.52	68.84	63.19	66.38
Income from Investment Operations
Net investment income(a)	1.69	1.81	1.70	1.65	1.63
Net gain (loss) on investments (both realized and unrealized)	6.62	7.30	(0.03)	5.75	1.76

Total from investment operations	8.31	9.11	1.67	7.40	3.39

Less Distributions
Net investment income	(1.78)	(1.79)	(1.68)	(1.63)	(1.69)
Net realized gain	(0.22)	(0.49)	(0.31)	(0.12)	(4.89)

Total distributions	(2.00)	(2.28)	(1.99)	(1.75)	(6.58)

Net asset value, end of period	$81.66	75.35	68.52	68.84	63.19

Total Return	11.31%	13.82%	2.49%	11.93%	5.83%
Ratios/Supplemental Data
Net assets, end of period (millions)	$2,251.1	2,121.8	1,935.4	1,951.1	1,766.3
Average net asset ratios
Expenses	0.14%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.27%	2.59%	2.50%	2.52%	2.63%
Portfolio turnover rate	3%	4%	5%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	73

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.10	9.76	9.87	9.92	9.99
Income from Investment Operations
Net investment income	0.14	0.17	0.14	0.12	0.12
Net gain (loss) on investments (both realized and unrealized)	0.26	0.34	(0.11)	(0.05)	(0.07)

Total from investment operations	0.40	0.51	0.03	0.07	0.05

Less Distributions
Net investment income	(0.14)	(0.17)	(0.14)	(0.12)	(0.12)
Net realized gain	—	—	—	—	—
Total distributions	(0.14)	(0.17)	(0.14)	(0.12)	(0.12)

Net asset value, end of period	$10.36	10.10	9.76	9.87	9.92

Total Return	4.02%	5.26%	0.33%	0.71%	0.45%
Ratios/Supplemental Data
Net assets, end of period (millions)	$495.2	350.7	337.9	360.4	396.3
Average net asset ratios
Expenses	0.16%	0.17%	0.17%	0.16%	0.16%
Net investment income	1.38%	1.71%	1.45%	1.21%	1.15%
Portfolio turnover rate	20%	20%	16%	13%	13%

74	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.80	8.44	8.61	8.53	8.80
Income from Investment Operations
Net investment income	0.23	0.24	0.25	0.26	0.26
Net gain (loss) on investments (both realized and unrealized)	0.24	0.36	(0.17)	0.08	(0.27)

Total from investment operations	0.47	0.60	0.08	0.34	(0.01)

Less Distributions
Net investment income	(0.23)	(0.24)	(0.25)	(0.26)	(0.26)
Net realized gain(a)	—	—	—	—	—

Total distributions	(0.23)	(0.24)	(0.25)	(0.26)	(0.26)

Net asset value, end of period	$9.04	8.80	8.44	8.61	8.53

Total Return	5.40%	7.19%	0.99%	3.99%	(0.16)%
Ratios/Supplemental Data
Net assets, end of period (millions)	$741.0	710.9	675.4	698.6	704.1
Average net asset ratios
Expenses	0.16%	0.16%	0.16%	0.15%	0.16%
Net investment income	2.53%	2.74%	2.93%	2.98%	2.95%
Portfolio turnover rate	10%	14%	12%	9%	7%

(a)	Net realized gain distributions represent less than $0.01 per share for the years ended November 30, 2020, 2019 and 2018.

See accompanying notes to financial statements.	75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of State Farm Associates’ Funds Trust and Shareholders of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund (constituting State Farm Associates’ Funds Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2020, the related statements of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2020 and each of the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 28, 2021

We have served as the auditor of one or more investment companies in State Farm Associates’ Funds Trust since 2011.

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended November 30, 2020.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Exempt Interest Distributed
Growth	$52,394,066	$129,137,348	$115,698,954	$—
Balanced	6,054,716	34,561,128	28,202,407	—
Interim	—	—	—	—
Municipal Bond	180,545	—	—	18,201,882

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Associates’ Funds Trust, November 30, 2020 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University; TRUSTEE – State Farm Variable Product Trust; TRUSTEE – State Farm Mutual Fund Trust (before 03/2019).	4	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 68	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University, University of Southern Mississippi, and George Mason University; TRUSTEE – State Farm Variable Product Trust; TRUSTEE – State Farm Mutual Fund Trust (before 03/2019).	4	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 69	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust; TRUSTEE – State Farm Mutual Fund Trust (before 03/2019).	4	TRUSTEE – MainStay Funds (78 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust; TRUSTEE – State Farm Mutual Fund Trust (before 03/2019).	4	None

Management Information – State Farm Associates’ Funds Trust, November 30, 2020 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, FINANCIAL SERVICES – State Farm Mutual Automobile Insurance Company; PRESIDENT AND CHIEF EXECUTIVE OFFICER – State Farm Bank, F.S.B., Bloomington, Illinois; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD – State Farm Variable Product Trust; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD – State Farm Mutual Fund Trust (before 03/2019).	4	None
Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	EXECUTIVE VICE PRESIDENT, PROPERTY AND CASUALTY and CHIEF FINANCIAL OFFICER (12/2010 - 01/2016) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Mutual Fund Trust (before 03/2019).	4	None

*

Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information – State Farm Associates’ Funds Trust, November 30, 2020 (unaudited)

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Brad Montgomery One State Farm Plaza Bloomington, Illinois 61710 Age 50	Vice President	Began service in December 2019 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and INVESTMENT PLANNING SERVICES (since 11/2019) and AREA VICE PRESIDENT (07/2014 - 11/2019) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT and DIRECTOR (since 12/2019) – State Farm Investment Management Corp., State Farm VP Management Corp.

Scott Hintz One State Farm Plaza Bloomington, Illinois 61710 Age 52	Vice President and Secretary	Began service in 2016 and serves until removed.	ASSISTANT VICE PRESIDENT – INVESTMENT PLANNING SERVICES (since 3/2016) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 12/2018), ASSISTANT VICE PRESIDENT (3/2016 - 12/2018) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2018), ASSISTANT VICE PRESIDENT (3/2016 - 12/2018) – State Farm Variable Product Trust; VICE PRESIDENT AND SECRETARY (12/2018 - 03/2019), ASSISTANT VICE PRESIDENT (03/2016 - 12/2018) – State Farm Mutual Fund Trust.

Terrence M. Ludwig One State Farm Plaza Bloomington, Illinois 61710 Age 52	Chief Compliance Officer, Assistant Secretary- Treasurer, and Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer	Began service as Chief Compliance Officer and Assistant Secretary- Treasurer in 02/2018 and as Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer in 03/2016, and serves until removed.	CHIEF COMPLIANCE OFFICER (since 02/2018), ASSISTANT SECRETARY- TREASURER (since 02/2018), and ANTI-MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (since 03/2016) – State Farm Variable Product Trust; CHIEF COMPLIANCE OFFICER (02/2018 - 03/2019), ASSISTANT SECRETARY-TREASURER (02/2018 - 03/2019), and ANTI-MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (03/2016 - 03/2019) – State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER (since 02/2018), TREASURER (since 02/2018) and ANTI-MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (since 03/2016) – State Farm Investment Management Corp.; CHIEF COMPLIANCE OFFICER, TREASURER (since 02/2018) and ANTI-MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER – State Farm VP Management Corp.; INVESTMENT PLANNING SERVICES DIRECTOR – State Farm Mutual Automobile Insurance Company.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 57	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust; VICE PRESIDENT – State Farm Mutual Fund Trust (before 03/2019).

Robert Stephan One State Farm Plaza Bloomington, Illinois 61710 Age 53	Assistant Vice President	Began service in October 2020 and serves until removed.	INVESTMENT EXECUTIVE – INVESTMENTS (since 01/2016), SENIOR INVESTMENT OFFICER (04/2011 - 01/2016) – State Farm Mutual Automobile Insurance Company; ASSISTANT VICE PRESIDENT (since 09/2020) – State Farm Investment Management Corp.

Jon Wilson One State Farm Plaza Bloomington, Illinois 61710 Age 41	Assistant Vice President	Began service in October 2020 and serves until removed.	INVESTMENT PROFESSIONAL – INVESTMENTS (since 01/2016), SENIOR INVESTMENT OFFICER (04/2011 - 01/2016) – State Farm Mutual Automobile Insurance Company; ASSISTANT VICE PRESIDENT (since 09/2020) – State Farm Investment Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

190-4849.22-CH
AP2021/01/9812
1-2021
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2020: $258,850

Billed to registrant for fiscal year ending November 30, 2019: $254,918

The audit fees for November 30, 2020 are based on estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant in fiscal year ending November 30, 2020: $ 0

Billed to registrant in fiscal year ending November 30, 2019: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2020: $ 0

Billed in fiscal year ending November 30, 2019: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant in fiscal year ending November 30, 2020: $ 25,320

Billed to registrant in fiscal year ending November 30, 2019: $ 24,800

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2020: $ 0

Billed in fiscal year ending November 30, 2019: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant in fiscal year ending November 30, 2020: $ 0

Billed to registrant in fiscal year ending November 30, 2019: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2020: $ 0

Billed in fiscal year ending November 30, 2019: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.

Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.

the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.

such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.

the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2020:	not applicable	0%	not applicable
Fiscal year ending November 30, 2019:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2020:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2019:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2020:    $ 25,320

Fiscal year ending November 30, 2019:    $ 24,800

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2020:    $ 0

Fiscal year ending November 30, 2019:    $ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2020:    $ 0

Fiscal year ending November 30, 2019:    $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 28, 2021

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	January 28, 2021